MORLEY CAPITAL ACCUMULATION FUND
       (Service Class, Institutional Class and IRA Class Shares)










                                   PROSPECTUS

                                            March 1, 2000

                                        2000
                                         As with all mutual funds,
                                         the Securities and Exchange
                                         Commission has not approved
                                         or disapproved this fund's
                                         shares as an investment or
                                         determined whether this
                                         prospectus is complete or
                                         accurate.  To state
                                         otherwise is a crime.

[ ]NATIONWIDE(R)
   Family of Funds

         FUND SUMMARY
This prospectus provides information about the Morley Capital Accumulation Fund (the Fund), a series of the Nationwide(R) Mutual Funds. "You" and "your" refers to potential investors and current shareholders of the Fund.

A QUICK NOTE ABOUT SHARE CLASSES


The Fund has three different share classes -- Service Class (formerly Institutional Service Class), Institutional Class and IRA Class. The fees and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.



The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying and Selling Fund Shares -- Choosing a Share Class" beginning on page eight.

This section summarizes key information about the Fund. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page five.

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks to provide a high level of current income while preserving capital and maintaining a stable net asset value per share. The Fund's investment objectives can be changed without shareholder approval.

To achieve its goals, under normal conditions, the Fund invests primarily in securities issued by the U.S. Government and its agencies, as well as high-grade debt securities issued by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. The Fund has entered into book value maintenance agreements ("wrap contracts") with one or more highly rated financial institutions for the purpose of maintaining the Fund's assets at a stable net asset value. The Fund will be managed so that the duration of its securities will be between 2.0 and 3.5 years. The use of wrap contracts is intended to effectively reduce the overall duration of the Fund to zero.

 Duration is the sensitivity of the net asset value of the Fund to changes in interest rates.


When selecting securities for the Fund, the Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund.



 HIGH GRADE DEBT SECURITIES include corporate bonds and other debt securities that have been rated within the two highest rating categories by a nationally recognized rating organization (rating agency) such as Standard & Poor's Rating Group or Moody's Investor
 Services, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their debt investments.


The Fund's portfolio managers expect that careful selection of securities and the use of wrap contracts will enable the Fund to meet its investment objective of a constant net asset value per share, although there can be no guarantee that the Fund will meet its objective.


PRINCIPAL RISKS


Because the value of the Fund will fluctuate, there is the risk that a shareholder will lose money if the Fund cannot enter into wrap contracts covering all its assets or if the value of the Fund's wrap contracts otherwise becomes impaired.


CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. The Fund limits this risk by purchasing high-grade debt securities.


INTEREST RATE RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. The Fund's use of wrap contracts is intended to eliminate the direct impact of interest rate risk on the Fund's net asset value by offsetting any fluctuation in the value of securities held by the Fund caused by changes in interest rates. However, there can be no assurance that the Fund's use of wrap contracts will be effective, and changes in interest rates may still impact the current yield of the Fund.


PREPAYMENT AND EXTENSION RISK. The issuers of mortgage-and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to invest the proceeds from the repayments at lower rates. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund. Under normal conditions, the Fund's use of wrap contracts is expected to offset the effects of prepayment and extension risk on the Fund's net asset value. However, there can be no assurance that the Fund's use of wrap contracts will be effective to eliminate prepayment risks. In addition, prepayments may affect the current yield of the Fund.

         Fund Summary

RISK OF USING WRAP CONTRACTS. The Fund is subject to risks associated with its use of wrap contracts and their providers. The Fund may be unable to cover all of its securities with wrap contracts. Alternatively, the credit standing of certain wrap contract providers may deteriorate over time, impairing the value of their contracts, and the Fund may be unable to renegotiate, replace, or provide for successor contracts in a timely or economical manner. If either or both of these events were to occur, the duration of the Fund could be affected, and the net asset value of the Fund could be subject to increased fluctuation.


LIQUIDITY RISK. Liquidity risk is the risk that a debt security that the Fund purchases cannot be sold, or cannot be sold quickly, at an acceptable price. The Fund will limit liquidity risk by investing primarily in relatively short-term, high-grade securities, and by maintaining a reasonable cash balance to fund redemptions and investment purchase opportunities.


For more detailed information about the Fund's investments and risks, see "More About the Fund" beginning on page five.

PERFORMANCE

No performance information is provided because the Fund has not yet had a full calendar year of operations.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and selling shares of the Fund.

                                                      Institutional
Shareholder Fees(1)                   Service         Class           IRA Class
(paid directly from your investment)  Class shares    shares          shares
-------------------------------------------------------------------------------
Redemption Fee (as a percentage of     2.00%          2.00%            2.00%
the amount redeemed)(2)

                                                Institutional
Annual Fund Operating Expenses  Service         Class           IRA Class
(deducted from fund assets)     Class shares    shares          shares
-------------------------------------------------------------------------
Management Fees                  0.35%          0.35%            0.35%
 .........................................................................
Distribution and/or Service      0.25%          None             0.25%
(12b-1) Fees
 .........................................................................
Other Expenses                   5.50%          3.83%            4.05%
-------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING      6.10%          4.18%            4.65%
EXPENSES(3)

---------------

(1) If you buy and sell shares through a broker or agent, they may also charge you a transaction fee.


(2) You will be charged a redemption fee equal to 2% of the amount you redeem if the Fund Protection Trigger (Trigger) is active the day your redemption order is received by the Fund. See "Selling Shares -- Redemption fees" on page 10 to determine when the Trigger is considered to be active.



(3) At least through October 31, 2000, Union Bond & Trust Company (UBT) has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual Operating Expenses will not exceed 0.95% for ISC shares, 0.55% for IC shares, and 0.95% for IRA shares. This waiver of fees and reimbursement of expenses is subject to a possible reimbursement of UBT by the Fund within three years of the Fund's commencement of operations if the reimbursement by the Fund can be implemented within the annual expense limitations described above.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses and does not take into account the fee waiver/expense reimbursement provisions currently in place for the Fund. No redemption fee is included because it is anticipated that the trigger will not generally be active. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year   3 years    5 years    10 years
---------------------------------------------------------------
Service Class shares     $607    $1,800     $2,967      $5,775
 ...............................................................
Institutional Class
shares                   $420    $1,269     $2,133      $4,355
 ...............................................................
IRA Class shares         $466    $1,402     $2,345      $4,732

         MORE ABOUT THE FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES


The Fund may use the following investments and techniques to increase its returns, protect its assets or diversify its investments. The techniques are subject to certain risks. For additional information about the Fund's investment strategies and techniques, see the Statement of Additional Information (SAI).


U.S. GOVERNMENT SECURITIES. These securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. Government and securities issued by U.S. Government agencies, including:


  - The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;


  - The Federal Home Loan Banks;


  - The Federal National Mortgage Association (FNMA);


  - The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC); and


  - The Federal Farm Credit Banks.


Although there is virtually no credit risk with these U.S. government securities, neither the U.S. Government nor its agencies guarantee the market value of their securities. Interest rate changes, prepayment and other factors may affect the value of these securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. U.S. Government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. Government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by the U.S. Government or its agencies or by private lenders.

These securities are subject to interest rate risk and prepayment risk. These securities are also subject to credit risk if they are issued by private issuers. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and mortgage-backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow, and the possibility of losing principal as a result of faster than anticipated prepayment of securities purchased at a premium.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are also subject to interest rate, credit, prepayment and extension risks.


FLOATING AND VARIABLE RATE SECURITIES. Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon the underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their stated maturity date.



These securities are subject to interest rate risk like other securities. They are also subject to basis risk, which is the risk that the value of the security may deteriorate relative to the underlying index. In addition, because they may be callable, these securities are also subject to the risk that they will be repaid prior to their stated maturity and that the repaid principal will be reinvested in a lower interest rate market, reducing the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the securities it would otherwise purchase.



WRAP CONTRACTS. Wrap contracts cover certain assets of the Fund and are intended to reduce or eliminate the volatility of the Fund's net asset value. A wrap contract is an agreement between the Fund and a financial institution, typically a highly rated bank or insurance company (a wrap provider), to maintain certain Fund assets at their purchase price plus accrued interest. Under normal circumstances, the value of a wrap contract is the difference between the aggregate book value and the current market value of covered assets. A wrap contract therefore gains value when the market price of covered assets declines, and decreases in value when the market price of the covered assets increases. The Fund expects to pay an annual premium of between 0.10% and 0.23% on the book value of assets in the Fund that are covered by wrap contracts.

         MORE ABOUT THE FUND

Wrap contracts are considered illiquid assets of the Fund. In addition to liquidity risk, wrap contracts are subject to the credit risk of the wrap provider, and also to the risk that the Fund may be unable to replace a wrap contract that is maturing or subject to termination. Although wrap contracts are designed to reduce the volatility of the Fund's net asset value, they may not always be able to do so.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, the Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, the Fund will not meet its investment objectives, and may miss potential market upswings.

MANAGEMENT

INVESTMENT ADVISER


Union Bond & Trust Company (UBT), 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, manages the investment of the assets and supervises the daily business affairs of the Fund. UBT is a state bank and trust company chartered in 1913 and reorganized in 1992 under the laws of the state of Oregon. UBT provides a range of investment and fiduciary services to institutional clients. UBT maintains and manages common and pooled trust funds invested primarily in fixed income assets whose principal value is believed to be relatively stable. As of December 31, 1999, UBT and its affiliates had approximately $9.5 billion in assets under management.



The Fund pays UBT an annual management fee which is based on the Fund's average daily net assets. The total fee paid by the Fund for the fiscal period ended October 31, 1999, expressed as a percentage of the Fund's average daily net assets, was 0.25%


PORTFOLIO MANAGERS

Taylor E. Drake and Thomas F. Mitchell have co-managed the Fund since it began operations in February 1999.


Mr. Drake, Vice President and Portfolio Manager of Morley Capital Management, Inc. (MCM), an affiliate of UBT, joined MCM in 1995 and has managed corporate stable value portfolios since 1995 and the Morley Capital Accumulation Fund since February 1999 when the fund began operations. Prior to joining MCM in 1995, he was Associate Director of Investment Banking at US Bancorp.



Mr. Mitchell, Senior Portfolio Manager of MCM joined MCM in 1999. He has managed the Morley Capital Accumulation Fund since February 1999 when the fund began operations. Mr. Mitchell has over twenty years' experience with taxable and tax-exempt securities. From 1978 to 1996 he managed investment portfolios for commercial bank affiliates of First Interstate Bancorp. In 1997 and 1998, following First Interstate's merger with Wells Fargo & Co., he was a fixed income trader with Wells Fargo's Institutional Securities Sales and Trading Division.

         BUYING AND SELLING FUND SHARES

CHOOSING A SHARE CLASS


As noted in the Fund Summary, the Fund offers different share classes. Each Class is available to a limited group of investors as described below. Service Class and IRA shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by Nationwide Advisory Services, Inc.
(NAS), the Fund's distributor, or paid by NAS to brokers for distribution and shareholder services. Service Class and IRA shares also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of the shares.



WHO CAN BUY SERVICE CLASS OR INSTITUTIONAL CLASS SHARES



In order to purchase Service Class or Institutional Class shares, a shareholder must be one of the following:


 - employee benefit plans qualified under Section 401(a) of the Internal Revenue Code


 - governmental plans as defined in Section 414(d) of the Internal Revenue Code


 - eligible deferred compensation plans as defined in Section 457 of the Internal Revenue Code


 - employee benefit plans qualifying under Section 403(b) of the Internal Revenue Code


 - bank maintained collective investment funds that exclusively hold assets of U.S. employee benefit plans qualified under Section 401(a) of the Internal Revenue Code and are tax exempt under Section 501(a) of the Internal Revenue Code


 - other plans eligible to invest in bank-maintained collective funds



Service Class shares can also be purchased by life insurance company separate accounts to fund the benefits of variable insurance contracts.



In addition, Institutional Class shares are only available for purchase if the institutional investor or any third party associated with such investor does not receive or require any compensation in the form of administrative service or Rule 12b-1 fees.



Qualified (or other retirement) plan -- or contract-directed -- purchases, exchanges and redemptions are handled in accordance with terms of the retirement plans or variable insurance contracts, subject to Fund restrictions contained herein. Since the retirement plans or variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class shares should contract their designated financial intermediary directly for details concerning transactions.



To be eligible to purchase shares of the Fund, the plan or other institution must restrict individual participants from transferring assets from the Fund to another fixed income investment option which has a targeted average duration of three years or less or which seeks to maintain a stable value (a Competing
Fund). Alternatively, if a Competing Fund is an option for participant transfers, participants must be required to transfer assets to an investment option which is not a Competing Fund for a period of at least 90 days before the assets can be transferred into a Competing Fund.



WHO CAN BUY IRA CLASS SHARES


IRA shares are offered to investors who wish to purchase the Fund's shares through an individual retirement account (as defined in Sections 408 and 408A of the Code), including a traditional IRA, SEP-IRA, ROTH IRA, SIMPLE IRA, an education IRA and a KEOGH plan.

BUYING SHARES


PURCHASE PRICE. The purchase or "offering" price of one share of the Fund is its "net asset value" (NAV) next determined after the order is received. No sales charge is imposed on the purchase of any class of the Fund's shares. A separate NAV is calculated for each class of shares of the Fund. Generally, NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.


The Fund does not calculate NAV on the following days:

  - Christmas Day
  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine an NAV for the Fund when

  - It has not received any orders to purchase, sell or exchange shares.

  - Changes in the value of Fund's portfolio do not affect the NAV.

If current market prices are not available, or if Villanova SA Capital Trust
(VSA), as the Fund's administrator or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair market value in accordance with procedures adopted by the Board of Trustees. Wrap contracts are valued at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. To the extent that the Fund's investments are traded in market that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

HOW TO PLACE YOUR PURCHASE ORDER

Eligible entities wishing to purchase Service Class or Institutional Class shares should contact NAS at 1-800-848-0920 for information regarding such purchases.

If you wish to purchase IRA Class shares, you may purchase the shares using one of the methods below.

BY MAIL -- Complete and mail the application with a check or money order made payable to: Nationwide Advisory Services, Inc., P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. NAS will not accept third-party checks.

BY WIRE -- You can request that your bank transmits funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call NAS by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Please note that your bank may charge a fee to wire the funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.


THROUGH AN AUTHORIZED BROKER -- NAS has relationships with certain brokers or other financial intermediaries who are authorized to accept, or designate intermediaries to accept,

 MINIMUM INVESTMENTS --
 SERVICE CLASS
 To open an account                            $100,000
  .....................................................
 Additional investments                            None
 MINIMUM INVESTMENTS --
 INSTITUTIONAL CLASS
 To open an account                          $1,000,000
  .....................................................
 Additional investments                            None
 MINIMUM INVESTMENTS --
 IRA CLASS
 To open an account                              $2,000
 ($500 for Education IRA's)
  .....................................................
 Additional investments                            $500
 --------------------------------------------------------------
 These minimum investment requirements may not apply to certain retirement plans. Call 1-800-848-0920 for more information. If you purchase shares through an account at a broker (other than NAS), different minimum account requirements may apply. [INSET BOX]

         Buying and Selling Fund Shares

purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with NAS.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE CUSTOMER SERVICE                                       1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).



For additional information on buying shares and shareholder services, call the customer service number listed above or contact your sales representative.


SELLING SHARES


You can sell -- also known as redeeming -- your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable redemption fee as described below) next determined after NAS receives your properly completed order to sell in its offices in Columbus, Ohio. Although the Fund attempts to maintain a stable net asset value, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of sale. Your order to sell shares can be made in writing or by telephone (if you authorized telephone transactions on your application). Generally, we will pay you for shares that you sell within three days after receiving your order to sell.


Properly completed orders contain all necessary paperwork to authorize and complete the transaction. NAS may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee. [INSET BOX]


Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.


If you request to sell Service Class or Institutional Class shares in an amount exceeding $250,000 or 1% of the net asset value of the Fund, under extraordinary circumstances the Fund may elect to honor your request by transferring some of the securities held by the Fund directly to you. For more information about the Fund's ability to make such a redemption in kind, see the Fund's Statement of Additional Information.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE -- IRA CLASS SHARES

A signature guarantee is required under the following circumstances:

  - if redemption is over $100,000,
  - if your account registration has changed within the last 30 days,
  - if the redemption check is made payable to anyone other than the registered shareholder,
  - if the proceeds are sent back to a bank account not previously designated or changed within the past 30 days, or
  - if the proceeds are mailed to an address other than the address of record.

NAS reserves the right to require a signature guarantee in other circumstances, without notice.

REDEMPTION FEES


There is no redemption fee if you request a redemption of shares when the Trigger is not active. If you request a redemption of shares when the Trigger is active, generally a 2% redemption fee will be deducted from your proceeds and retained by the Fund. The Trigger is "active" if the current yield of the Dealer Commercial Paper (90-day) Index (the Index) (as measured two business days before your request is received by NAS) exceeds the annualized gross yield of the Fund. The Index is printed daily in The Wall Street Journal. Once activated, the Trigger remains active until the gross yield of the Fund (as measured two business days before your request is received by NAS) exceeds the yield of the Index plus 0.25%.

Even if the Trigger is "active," your redemption proceeds will not be subject to the 2% redemption fee if, with respect to Service Class or Institutional Class shares, your redemption is due to:


  - death, disability, retirement, employment termination, loans, hardships or other withdrawals permitted by the terms of your employee benefit plan; or
  - an exchange of your shares for an investment in an investment option that is not considered a Competing Fund.

The Fund uses redemption fees to help minimize the impact that redemptions may have on its performance and to cover a portion of the Fund's related administrative costs. Redemption fees may also discourage market timing by shareholders initiating redemptions to take advantage of short-term movements in interest rates.

For more information about the redemption fee and whether your redemption request may be subject to such fee, call NAS at 1-800-848-0920.

HOW TO PLACE YOUR SALE ORDER


You can request the sale of your IRA Class shares in any of the ways described below. Signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee -- IRA Class Shares" on page
10. Eligible entities wishing to sell Service Class or Institutional Class shares should contact NAS at 1-800-848-0920 for information regarding such sales.



CUSTOMER SERVICE LINE -- Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the customer service line at 1-800-848-0920. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims, or liability arising from its compliance with the instructions. NAS may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.


BY BANK WIRE -- NAS can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give NAS written notice of its termination.) Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH) -- Your funds can be sent to your bank via ACH on the second business day after your order to sell has been reviewed by NAS. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give NAS written notice of its termination.)

BY MAIL OR FAX -- Write a letter to Nationwide Advisory Services, Inc., P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-249-8705. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want NAS to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date NAS receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. NAS reserves the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER -- NAS has relationships with certain brokers and other financial institutions who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

         Buying and Selling Fund Shares


ACCOUNTS WITH LOW BALANCES -- IRA CLASS SHARES


NAS may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($500 for Education
IRAs). Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information concerning your ability to sell your shares, call our customer service line at 1-800-848-0920 or see your sales representative.

DISTRIBUTION PLAN


The Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Service Class and IRA Class shares of the Fund to compensate NAS -- as distributor -- for expenses associated with distributing its shares and providing shareholder services.


DISTRIBUTION AND SERVICE FEES


Under the Distribution Plan, the IRA Class and Service Class shares of the Fund pay NAS compensation accrued daily and paid monthly. Service Class and IRA Class shares pay an amount, not exceeding on an annual basis, 0.25% (distribution or service fee) of the Class' average daily net assets.


Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.


DISTRIBUTIONS OF INCOME AND CAPITAL GAINS


The Fund declares dividends of any available income daily and distributes them monthly. If the Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sale of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually.


TAX STATUS

If you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, the entities eligible to purchase the Fund's shares are governed by complex tax rules. You should ask your own tax adviser or plan administrator about your own tax situation, including possible state and local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

         FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                                                   PERIOD ENDED OCTOBER 31, 1999(A)
                                                              -------------------------------------------
                                                              SERVICE CLASS    INSTITUTIONAL    IRA CLASS
                                                                SHARES(B)      CLASS SHARES      SHARES
                                                              -------------    -------------    ---------
NET ASSET VALUE -- BEGINNING OF PERIOD                           $10.00           $10.00         $10.00
  Net investment income                                            0.35             0.38           0.35
  Dividends from net investment income                            (0.35)           (0.38)         (0.35)
     Net increase in net asset value                                 --               --             --
                                                                 ------           ------         ------
NET ASSET VALUE -- END OF PERIOD                                 $10.00           $10.00         $10.00
                                                                 ======           ======         ======
Total Return                                                       3.60%            3.91%          3.60%
Ratios and supplemental data:
  Net Assets, end of period (000)                                $1,051           $5,131         $1,829
  Ratio of expenses to average net assets (c)                      0.95%            0.55%          0.95%
  Ratio of expenses to average net assets* (c)                     6.10%            4.18%          4.65%
  Ratio of net investment income to average net assets (c)         4.74%            5.17%          4.77%
  Ratio of net investment income to average net assets* (c)       (0.41%)           1.54%          1.07%
  Portfolio turnover (d)                                           8.20%            8.20%          8.20%


---------------
 *  Ratios calculated as if no fees were waived or expenses reimbursed.

(a) The Fund commenced operations and all three Classes of Shares were offered first February 1, 1999.


(b) Institutional Service Class shares were renamed Service Class shares as of March 1, 2000.


(c)  Annualized


(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.

- SAI (incorporated by reference in this Prospectus)

- Annual Report (which contains a discussion of the market conditions and investment strategies that significantly affect the Fund's performance) (as available)

- Semi-Annual Report (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Advisory Services, Inc.
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 249-8705 (fax)

Nationwide Logo

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:


1-800-848-0920 (toll free, 8 a.m. -- 5 p.m. Eastern Time (Monday through Friday, except Thursday, in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time)).



INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION


You can obtain copies of the Fund documents from the SEC as follows:

IN PERSON:


Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)


BY MAIL:


Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)


ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
THREE NATIONWIDE PLAZA
COLUMBUS, OHIO 43215-2220


MOR-0003-A

Nationwide(R) Money Market Fund
(Service Class Shares)


Prospectus

March 1, 2000


2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund's shares as an investment or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


[LOGO]
Nationwide(R)
Family of Funds

         TABLE OF CONTENTS

FUND SUMMARY.................................................................. 2

Objective..................................................................... 3

Principal Strategies.......................................................... 3
Principal Risks............................................................... 3
Performance................................................................... 3
Fees and Expenses............................................................. 4


MORE ABOUT THE FUND........................................................... 5

Principal Risks............................................................... 5

Non-Principal Risk............................................................ 5


Principal Investment Techniques............................................... 5


MANAGEMENT.................................................................... 6

Investment Adviser............................................................ 6

Portfolio Manager............................................................. 6


BUYING, SELLING AND EXCHANGING FUND SHARES.................................... 7


Buying Shares................................................................. 7


Selling Shares................................................................ 7


Distribution Plan............................................................. 7


Exchanging Shares............................................................. 8



DISTRIBUTIONS AND TAXES....................................................... 9


Distributions of Income Dividends............................................. 9


Distributions of Capital Gains................................................ 9


Tax Status.................................................................... 9



FINANCIAL HIGHLIGHTS......................................................... 10


ADDITIONAL INFORMATION..............................................  BACK COVER

FUND SUMMARY
This prospectus provides information about the Nationwide Money Market Fund (the
Fund), a series of the Nationwide(R) Mutual Funds. "You" and "your" refers to potential investors and current shareholders of the Fund.

A QUICK NOTE ABOUT SHARE CLASSES


The Fund has two different share classes, one of which is offered in this Prospectus -- Service Class shares (formerly Class R shares). The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.



The fees and expenses for the Fund are set forth below. For more information about purchasing Service Class shares, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares" beginning on page seven.

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL STRATEGIES

The Fund seeks to achieve its investment objective by investing in high-quality money market obligations maturing in 397 days or less, including corporate obligations, U.S. Government and agency bonds, bills and notes, the obligations of foreign governments, and the obligations of U.S. banks and U.S. branches of foreign banks, if they are denominated in U.S. dollars. The Fund may also invest in floating- and adjustable-rate obligations and asset-backed commercial paper and may enter into repurchase agreements. Typically the Fund's dollar-weighted average maturity will be 90 days or less.

WHY A MONEY MARKET FUND?

By investing in short-term corporate and government bonds and other debt instruments, money market funds provide current income to investors and allow easy access to their money. Money market funds are for risk-averse investors or investors who want to earn competitive yields on cash they may need on short notice. While the Money Market Fund pays dependable income, there is no guarantee that the Fund's earnings will stay ahead of inflation or always provide a certain level of income.


The Fund invests in securities which the portfolio manager believes to have the best return potential. Because the Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs, to maintain target allocations and to take advantage of more favorable opportunities.

PRINCIPAL RISKS

The Fund is a low-risk investment, compared with stock and bond funds, but it is subject to the following risks.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. This risk is significantly reduced due to the short-term nature of the debt securities held by the Fund. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes. This could lead to a greater fluctuation in the value of the Fund.

MONEY MARKET FUND RISK. Although the Fund's objective is to preserve capital, there can be no guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share; therefore you could lose money. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For additional information, see "More About the Fund" on page five.

PERFORMANCE


The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility--or variability--of the Fund's annual total returns over time and that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of the Consumer Price Index. The bar chart and table provide some indication of the risks of investing in the Fund.


Remember, however, that past performance does not guarantee similar results in the future.


ANNUAL RETURNS: -- PRIME SHARES



'1990'                                                                            7.8
'1991'                                                                            5.6
'1992'                                                                            3.2
'1993'                                                                            2.6
'1994'                                                                            3.7
'1995'                                                                            5.5
'1996'                                                                            5.0
'1997'                                                                            5.1
'1998'                                                                            5.1
'1999'                                                                            4.7


Best Quarter:      1.94%  1st qtr of 1990


Worst Quarter:     0.61%  2nd qtr of 1993



                                                               One        Five         Ten
Average annual returns -- as of December 31, 1999(1)           Year       Years        Years
------------------------------------------------------------------------------------------------
Prime Shares(2)                                                 4.68%       5.07%        4.83%
 ................................................................................................
Consumer Price Index(3)                                         2.81%       2.39%        2.94%


---------------


(1) Average total returns of the Prime Shares of the Fund shown are shown in the bar chart and table since the Service Class shares had not yet operated a full calendar year. The Prime Shares are offered in a separate prospectus. Had the Service Class shares been offered during the periods shown, the returns would have been similar to those shown since the shares are invested in the same portfolio of securities; however the performance of Service Class shares would have been lower as a result of their additional expenses.



(2) These returns reflect performance after expenses are deducted and includes performance of its predecessor fund prior to May 11, 1998. Please call 1-800-637-0012 for the Fund's current 7-day yield.



(3) The Consumer Price Index represents changes in prices of basic goods and services purchased for consumption by urban households.

Fund Summary


FEES AND EXPENSES

This table describes the fees and expenses that a shareholder may pay when buying and holding Service Class Shares of the Fund.


There are no sales charges to purchase or sell Service Class shares of the Fund.





Annual Fund Operating Expenses
(deducted from Fund assets)
-------------------------------------------------------
Management Fees                                   0.40%
 .......................................................
Distribution and Service (12b-1) Fees             0.15%
 .......................................................
Other Expenses                                    0.24%
-------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES              0.79%



EXAMPLE


This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.


The example assumes that you invest $10,000 in Service Class shares of the Fund for the time periods indicated and sells all shares at the end of those time periods. It also assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions the cost would be:



    1 year   3 years   5 years   10 years
    -------------------------------------
    $81      $252      $439       $978

MORE ABOUT THE FUND


PRINCIPAL RISKS

The Fund is a low-risk investment compared to most other investments. Given its objective -- to preserve capital, generate income and maintain liquidity -- the Fund invests in low-risk, high-quality securities. No investment, however, is free of all risk. Any time an investor buys commercial paper or similar obligations, there is credit risk and interest rate risk.


NON-PRINCIPAL RISK



LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. To the extent the Fund invests in illiquid securities such as extendable commercial notes (whose maturity may be extended to up to 390 days at the option of the issuer), it is subject to this risk. The Fund will limit liquidity risk by investing primarily in relatively short-term, high-quality securities.


PRINCIPAL INVESTMENT TECHNIQUES


MONEY MARKET OBLIGATIONS. These include:



- U.S. Government securities with remaining maturities of 397 days or less,



- Commercial paper rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency),



- Asset-backed commercial paper whose own ratings or the rating of any guarantor is in one of the two highest categories of any rating agency,



- Short-term bank obligations rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less),



- Repurchase agreements relating to debt obligations that the Fund could purchase directly, and


- Unrated debt obligations with remaining maturities of 397 days or less that are determined by the Fund's investment adviser to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but they are high-quality investments that offer liquidity.

FLOATING AND VARIABLE RATE SECURITIES. Floating- and variable-rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in another index (such as the Treasury bill rate), while the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to credit and interest rate risk like other debt securities. In addition, because they may be callable, these securities are also subject to the risk that the Fund will be repaid prior to the stated maturity and that the principal will be reinvested in a lower interest rate market that reduces the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities it would otherwise purchase.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering the amounts owed to it.

ASSET-BACKED COMMERCIAL PAPER. The Fund may invest in asset-backed commercial paper that is secured by and paid from a pool of assets such as installment loan contracts, leases of various types of property and receivables from credit cards. Asset-backed commercial paper is issued and supported by private issuers. This type of commercial paper is also subject to interest rate risk and credit risk.

OTHER INVESTMENT TECHNIQUES

The Statement of Additional Information (SAI) contains additional information about the Fund's other investments and investment techniques. To obtain a copy of the SAI, see the back cover.

MANAGEMENT


INVESTMENT ADVISER



Villanova Mutual Fund Capital Trust (VMF), Three Nationwide Plaza, Columbus, Ohio 43215, manages the investment of the assets and supervises the daily business affairs of the Fund. VMF was organized in 1999, and advises mutual funds. As of December 31, 1999, VMF and its affiliates had approximately $22.5 billion in assets under management.



The Fund pays VMF a management fee, which, is based on the Fund's average daily net assets. The total management fee paid by the Fund for the fiscal year ended October 31, 1999, expressed as a percentage of the Fund's average daily net assets was 0.40%.


PORTFOLIO MANAGER

Patricia Mynster, Director of Securities Investments, is the portfolio manager of the Money Market Fund. She has managed the Fund and its predecessor since 1997 and has managed short-term investments for Nationwide Insurance and its affiliates since 1991.

BUYING, SELLING AND EXCHANGING FUND SHARES



BUYING SHARES



The Fund offers two share classes, one of which is described in this prospectus. Currently, insurance company accounts may purchase Service Class shares using purchase payments received on variable insurance contracts issued to qualified plans. Programs offered to qualified plans through broker-dealers or the Nationwide Trust Company may also purchase Service Class shares of the Fund. Qualified plan -- or variable insurance contract-directed -- purchases, exchanges and redemptions are handled in accordance with terms of the qualified plans or variable insurance contracts, subject to Fund restrictions contained herein. Since the qualified plans or variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class shares should contract their designated financial intermediary directly for details concerning transactions.


Service Class shares are currently sold only to separate accounts of Nationwide Life Insurance Company and an omnibus account held by Nationwide Trust Company. The address for these entities is One Nationwide Plaza, Columbus, Ohio 43215.


Service Class shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by Nationwide Advisory Services, Inc. (NAS) or are paid by NAS to brokers for distribution and shareholder services. Service Class shares also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of such shares.



PURCHASE PRICE The purchase price of each share of the Fund is its "net asset value" (NAV) next determined after the order is received. No sales charge is imposed on the purchase of the Fund's Service Class shares. A separate NAV is calculated for each class of the Fund. Generally, the NAV is based on the value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the earlier of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.


We do not determine NAV on the following days:
- Christmas Day
- New Year's Day
- Martin Luther King Jr. Day
- Presidents' Day
- Good Friday
- Memorial Day
- Independence Day
- Labor Day
- Thanksgiving Day
- Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine an NAV for the Fund when it has not received any orders to purchase, sell, or exchange shares. In determining the Fund's net asset value, portfolio securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940. Expenses and fees are accrued daily.


HOW TO PLACE YOUR PURCHASE ORDER



Eligible entities wishing to purchase Service Class shares should contact NAS at 1-800-848-0920 for information regarding such purchases.


SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV next determined after the order is received.


Eligible entities wishing to sell Service Class shares should contact NAS at 1-800-848-0920 for information regarding such sales.



RESTRICTIONS ON SALES


Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate NAS -- as distributor -- for expenses associated with distributing its shares and providing shareholder services.


DISTRIBUTION AND SERVICE FEES



Under the Distribution Plan, the Service Class shares of the Fund pays NAS compensation accrued daily and paid monthly. Service Class shares of the Fund pay an amount not exceeding, on an annual basis, 0.15% of the Service Class shares' average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Buying, Selling and Exchanging Fund Shares


EXCHANGING SHARES


You can exchange the shares you own for shares of another fund within Nationwide Mutual Funds (except the Morley Capital Accumulation Fund) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. You can not, however, exchange Service Class shares for Class B shares. There is no sales charge for exchanges of Service Class shares.



HOW TO PLACE YOUR EXCHANGE ORDER


Contact NAS to request an exchange. If your request is received after 4 p.m. Eastern Time, it will be processed the next day. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

DISTRIBUTIONS AND TAXES


DISTRIBUTIONS OF INCOME DIVIDENDS



Substantially all of the Fund's net investment income, if any, will be declared daily and paid as a dividends monthly in the form of additional Service Class shares of the Fund.



DISTRIBUTIONS OF CAPITAL GAINS



If the Fund has net capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually.


TAX STATUS

If you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, the entities eligible to purchase the Fund's shares are governed by complex tax rules. You should ask your own tax adviser or plan administrator about your own tax situation, including possible state and local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

         FINANCIAL HIGHLIGHTS


Financial Highlights are not available for the Service Class shares (formerly, Class R shares) prior to January 4, 1999, since Service Class shares had not yet commenced operations. Financial Highlights are also presented for historical purposes for the five year period ended October 31, 1999 for the Fund's initial share class, Prime Shares, which includes information for the Fund and its predecessor. The Prime Shares and Service Class shares' have different expense structures.



The Financial Highlights for the five year period ended October 31, 1999 have been audited by KPMG LLP, whose report thereon, insofar as they relate to each of the years in the five year period ended October 31, 1999, together with the financial statements for the Fund for the year ended October 31, 1999, appearing in the annual report, which is available upon request.



                                      PERIOD ENDED OCTOBER 31,
                                         1999(a) -- SERVICE
                                      ------------------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                      $  1.00
  Net investment income                          0.04
  Dividends from net investment
     income (loss)                              (0.04)
                                              -------
NET ASSET VALUE -- END OF PERIOD              $  1.00
                                              =======
Total Return                                     3.69%
Ratios and supplemental data:
  Expenses to average net assets                 0.64%(b)
  Net investment income to average
     net assets                                  4.74%(b)
  Expenses to average net assets*                0.79%(b)
  Net investment income to average
     net assets*                                 4.59%(b)
  Net Assets, end of period (000)             $22,295



                                                                    YEARS ENDED OCTOBER 31,
                                      -----------------------------------------------------------------------------------
                                      1999(c) -- PRIME   1998(d) -- PRIME   1997 -- PRIME   1996 -- PRIME   1995 -- PRIME
                                      ----------------   ----------------   -------------   -------------   -------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                                 $     1.00         $     1.00        $   1.00        $   1.00        $   1.00
  Net investment income                        0.05               0.05            0.05            0.05            0.05
  Dividends from net investment
     income (loss)                            (0.05)             (0.05)          (0.05)          (0.05)          (0.05)
                                         ----------         ----------        --------        --------        --------
NET ASSET VALUE -- END OF PERIOD         $     1.00         $     1.00        $   1.00        $   1.00        $   1.00
                                         ==========         ==========        ========        ========        ========
Total Return                                   4.61%              5.15%           5.07%           5.05%           5.46%
Ratios and supplemental data:
  Expenses to average net assets               0.61%              0.59%           0.59%           0.60%           0.62%
  Net investment income to average
     net assets                                4.52%              4.96%           4.96%           4.93%           5.34%
  Expenses to average net assets*               N/A               0.64%           0.64%           0.65%           0.67%
  Net investment income to average
     net assets*                                N/A               4.91%           4.91%           4.88%           5.29%
  Net Assets, end of period (000)        $1,345,342         $1,048,689        $820,657        $729,500        $604,711


---------------

 *  Ratios calculated as if no expenses were waived or reimbursed.


(a) The Nationwide Money Market Service Class shares were first offered to the public on January 4, 1999.


(b) Annualized.


(c) On January 4, 1999, the existing shares of the Nationwide Money Market Fund were renamed Prime Shares.

(d) Combined data for the Fund and its predecessor.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

INFORMATION FROM NATIONWIDE


Please read this Prospectus before investing. The following documents--which may be obtained free of charge--contain additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.


- Statement of Additional Information (SAI) (incorporated by reference into this Prospectus)


- Annual Report (which contains a discussion of the market conditions and investment strategies that significantly affect the Fund's performance)


- Semi-Annual Report (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Advisory Services, Inc.
P.O. Box 1492
Columbus, OH 43216-1492
(614) 249-8705 (fax)

Nationwide Logo

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 5 p.m. Eastern Time

(Monday through Friday, except Thursday, in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time)).


FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also visit the Nationwide Family of Funds' website at www.nationwidefunds.com

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION

You can obtain copies of the Fund documents from the SEC as follows:

IN PERSON:


Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)


BY MAIL:

Securities and Exchange Commission
Public Reference Section

Washington, D.C. 20549-0102


(The SEC charges a fee to copy any documents.)


ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov.

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO: 811-08495

THE NATIONWIDE FAMILY OF FUNDS
THREE NATIONWIDE PLAZA
COLUMBUS, OHIO 43215-2228


HS-1232

Nationwide S&P 500 Index Fund
(Service Class, Institutional Service Class and Local Fund Shares)


Prospectus
2000

March 1, 2000


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund's shares as an investment or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


[LOGO]

Nationwide(R)
Family of Funds

         TABLE OF CONTENTS

FUND SUMMARY.................................................................. 2
Objective and Principal
Strategies.................................................................... 3
Principal Risks...                                                             3
Performance................................................................... 4
Fees and
Expenses...................................................................... 4

MORE ABOUT THE FUND........................................................... 5

Principal Risks and
Techniques.................................................................... 5


Non-Principal
Techniques.................................................................... 6


MANAGEMENT.................................................................... 7
Investment
Adviser....................................................................... 7
Multi-Manager
Structure..................................................................... 7
Subadviser.................................................................... 7

BUYING, SELLING AND EXCHANGING FUND SHARES.................................... 8
Choosing a Share
Class......................................................................... 8

Buying Shares................................................................. 8

Selling Shares................................................................ 9
Distribution
Plan.......................................................................... 9
Exchanging
Shares........................................................................ 9


DISTRIBUTIONS AND TAXES.......................................................10


Distributions of Income
Dividends.....................................................................10


Distributions of Capital
Gains.........................................................................10


Reinvesting
Distributions.................................................................10


State and Local
Taxes.........................................................................10


Selling Fund
Shares........................................................................10


Exchanging Fund
Shares........................................................................10


Tax Status....................................................................10



FINANCIAL HIGHLIGHTS..........................................................11


ADDITIONAL INFORMATION............................................... BACK COVER

FUND SUMMARY
This Prospectus provides information about one of the Nationwide Mutual Funds:
Nationwide S&P 500 Index Fund (the Fund). "You" and "your" refer to potential investors and current shareholders of the Fund.

A QUICK NOTE ABOUT SHARE CLASSES

The Fund has six different share classes, three of which are offered in this Prospectus -- Service Class (formerly Class R shares), Institutional Service Class (formerly Class Y shares) and Local Fund shares. The fees and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets. Having different share classes simply lets you choose the cost structure that is right for you.


The fees and expenses for the Fund are set forth below. For more information about which share class offered by this Prospectus is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page eight.

This section summarizes key information about the Fund. Use this summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page five.

OBJECTIVE AND PRINCIPAL STRATEGIES


The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index (the S&P 500).(1) The S&P 500 is a market-weighted index composed of approximately 500 common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/ financial condition. The investment objective of the Fund may not be changed without shareholder approval.



A market-weighted index is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.



The Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500. The Fund will be substantially invested in securities in the S&P 500, and will invest at least 80% of its assets in securities or other financial instruments in, or correlated with, the S&P 500.


The Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. Because the Fund seeks to invest in assets whose performance matches the performance of the S&P 500, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.

Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

PRINCIPAL RISKS


Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decrease.



STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world. There is also the risk that large capitalization companies could fall out of favor and investors may look to other types of investments.



SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the S&P 500, may perform differently from the securities in the S&P 500. The Fund will attempt to be fully invested at all times and will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does


---------------

(1) "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information (SAI).

         FUND SUMMARY


not. As a result, while the Fund will attempt to track the S&P 500 as closely as possible, it will tend to underperform the index to some degree over time.



NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, the Fund's risk is increased because some investments have a greater effect on the Fund's performance. This helps the Fund's performance when its investments are successful, but also hurts the Fund's performance when its investments are unsuccessful.


PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total return for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund.

Remember, however, that past performance does not guarantee similar results in the future.


ANNUAL RETURNS -- LOCAL FUND SHARES


                                                  1/1/99-
                                                  12/31/99
----------------------------------------------------------
Local Fund Shares                                  20.08%


Best Quarter - Local Fund Shares:   14.59% 4th qtr of 1999


Worst Quarter - Local Fund Shares:  -6.27% 3rd qtr of 1999





                                                    One        Since
Average annual returns -- as of December 31, 1999   Year       Inception(1)
---------------------------------------------------------------------------
Local Fund Shares                                    20.08%       20.29%
 ...........................................................................
Service Class Shares                                 19.54%       19.92%
 ...........................................................................
Institutional Service Class Shares                   19.79%       20.18%
 ...........................................................................
S&P 500(2)                                           21.04%       20.86%


---------------


(1) The Fund's Local Fund Shares Class began operations July 24, 1998; each of the Institutional Service Class and Service Class shares (formerly the Class Y and R shares, respectively) began operations on November 2, 1998.



(2) The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies, as described on page three. The since inception return for the Index is from inception of the Local Fund shares. These returns do not include the effect of any expenses. If expenses were deducted, the actual return of this Index would be lower.


FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.



                                        Institutional
                              Service   Service
                              Class     Class           Local Fund
                              Shares    Shares          Shares
------------------------------------------------------------------
Shareholder Fees(1)           None       None            None
(paid directly from your
investment)
 ..................................................................



                                          Institutional
                                Service   Service
Annual Fund Operating Expenses  Class     Class           Local Fund
(deducted from Fund assets)     Shares    Shares          Shares
--------------------------------------------------------------------
Management Fees                 0.13%      0.13%           0.13%
 ....................................................................
Distribution and/or Service     0.15%      None            0.07%
(12b-1) Fees
 ....................................................................
Other Expenses                  0.55%      0.54%           0.32%
--------------------------------------------------------------------
TOTAL ANNUAL FUND               0.83%      0.67%           0.52%
OPERATING EXPENSES(2)


---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.


(2) At least through October 31, 2000, Villanova Mutual Fund Capital Trust (VMF) has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual Operating Expenses will not exceed 0.63% for Service Class shares, 0.48% for Institutional Service Class shares and 0.35% for Local Fund Shares.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Service Class Shares         $85      $265      $460      $1,025
 .................................................................
Institutional Service
Class Shares                 $68      $214      $373      $  835
 .................................................................
Local Fund Shares            $53      $167      $291      $  653

MORE ABOUT THE FUND
This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

PRINCIPAL RISKS AND TECHNIQUES

The Fund may use the principal investment techniques to increase returns, protect assets or diversify investments. These techniques are subject to certain risks. For additional information about the Fund's investment strategies and techniques, see the SAI.

The Fund will not attempt to buy or sell securities based on Fund management's economic, financial or market analysis, but will instead employ a "passive" investment approach. This means that the Fund's subadviser will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500 before deduction of Fund expenses. The Fund will only buy or sell securities when Fund management believes it is necessary to do so in order to match the performance of the S&P 500. Accordingly, it is anticipated that the Fund's portfolio turnover and trading costs will be lower than "actively" managed funds. However, the Fund has costs operating and other expenses, while the S&P 500 does not. Therefore, the Fund will tend to underperform the S&P 500 to some degree over time.


Under normal circumstances, it is anticipated that the Fund's total return over periods of one year and longer will, after taking into account estimated expenses incurred by the Fund (as restated for the expenses of the Service Class shares) be within 93 basis points (a basis point is one one-hundredth of one percent (0.01%)) of the total return of the S&P 500. There can be no assurance, however, that this level of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Fund. Information regarding correlation of the Fund's performance to that of the S&P 500 will be reported in the Fund's annual report.



The S&P 500 is composed of 500 selected common stocks as determined by Standard & Poor's, most of which are listed on the New York Stock Exchange. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. larger-capitalization stocks. Although a small part of the S&P 500 is made up of foreign companies which have a large presence in the U.S. Standard & Poor's selects a stock for the S&P 500 based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment. Standard & Poor's updates the S&P 500 periodically, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the Fund).



SHORT-TERM INVESTMENTS. The Fund will also invest in short-term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements. To the extent the Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the S&P 500. The Fund will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen the Fund's exposure to common stocks as a defensive strategy, but will instead attempt to remain fully invested at all times.


DERIVATIVES RISK. The Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options and futures contracts linked to the performance of the S&P 500. Derivatives allow the Fund to increase or decrease its exposure to the S&P 500 quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions to purchase shares of the Fund, to maintain liquidity in the event of redemptions and to keep trading costs low.


The Fund may use the following types of derivative instruments: futures, forwards and options, options on futures, swaps and indexed securities. Futures are exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time. Forwards are private contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.



Options are exchange-traded or private contracts involving the right of a holder to deliver (a put) or receive (a call) certain assets (or a money payment based on the change in value of certain assets or an index) from another party at a specified price with a specified time period.


Swaps are private contracts involving the obligation of each party to exchange specified payments, which may be based on the value of an index or asset, with the other party at specified times.

More About the Fund

Indexed securities are debt obligations that return a variable amount of principal or interest based on the value of an index at a specified time.

Derivatives are volatile and involve significant risks, which may include:


-LEVERAGE RISK. Leverage risk is the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.



-CREDIT RISK. Credit risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.



-LIQUIDITY RISK. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.


The Fund may use derivatives for anticipatory hedging. Anticipatory hedging is a strategy in which the Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase in value before the Fund has an opportunity to purchase the securities. The Fund will use derivatives for anticipatory hedging in order to gain exposure efficiently to the S&P 500 in the event the Fund receives cash inflows.


SECURITIES LENDING. The Fund may lend securities to financial institutions that provide cash or government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.



NON-PRINCIPAL TECHNIQUES


BORROWING AND LEVERAGE -- The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return.

Certain securities that the Fund buys may create leverage, including, for example, options.


SHORT SALES -- In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the S&P 500. In selling a security the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.


OTHER INVESTMENTS AND INVESTMENT TECHNIQUES

The SAI contains additional information about the Fund, including the Fund's other investments and investment techniques. To obtain a copy of the SAI, see the back cover.

MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), Three Nationwide Plaza, Columbus, Ohio 43215, manages the investment of the assets and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, VMF allocates Fund assets among subadvisers and evaluates and monitors the performance of subadvisers. VMF is authorized to select and place portfolio investments on behalf of the Fund; however, VMF does not intend to do so at this time.


VMF was organized in 1999, and advises mutual funds. As of December 31, 1999, VMF and its affiliates had approximately $22.5 billion in assets under management.



The Fund pays VMF a management fee, which is based on the Fund's average daily net assets. The total fee paid by the Fund for the fiscal year ended October 31, 1999, expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, was 0.13%.


MULTI-MANAGER STRUCTURE

VMF and Nationwide Mutual Funds (the Trust) have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows VMF to hire, replace or terminate a subadviser without the approval of shareholders. The order also allows VMF to revise a subadvisory agreement with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility.

VMF provides the following oversight and evaluation services to the Fund:

  - performing initial due diligence on prospective subadvisers for the Fund
  - monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
  - communicating performance expectations and evaluations to the subadvisers
  - ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

VMF does not expect to recommend frequent changes of subadvisers. VMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Fund will obtain favorable results at any given time.

SUBADVISER

Subject to the supervision of VMF and the Trustees, the subadviser manages the Fund's assets in accordance with the Fund's investment objective and strategies. The subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

Since December 29, 1999, Fund Asset Management, L.P., P.O. Box 9011, Princeton, New Jersey 08543-9011, has been managing the Fund's investments and has the responsibility for making all investment decisions for the Fund.

Fund Asset Management is part of the Merrill Lynch Asset Management Group, which had approximately $557 billion in investment company and other portfolio assets under management as of December 31, 1999. This amount includes assets managed for Merrill Lynch affiliates.

Prior to December 29, 1999, The Dreyfus Corporation, a wholly-owned, indirect subsidiary of Mellon Bank Corporation, served as the Fund's subadviser.

         BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers six different share classes, three of which are described in the Prospectus, to give investors different price and cost options.


WHO CAN BUY SERVICE CLASS SHARES



Currently, insurance company separate accounts may purchase Service Class shares using purchase payments received on variable insurance contracts issued to qualified plans. Programs offered to qualified plans through broker-dealers or the Nationwide Trust Company may also purchase Service Class shares of the Fund. Qualified plan -- or variable insurance contract-directed -- purchases, exchanges and redemptions are handled in accordance with terms of the qualified plans or variable insurance contracts, subject to Fund restrictions contained herein. Since the qualified plans or variable insurance contracts may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, beneficial owners of the Service Class shares should contact their designated financial intermediary directly for details concerning transactions.


WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase by the following:
  - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
  - tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
  - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
  - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
  - life insurance separate accounts to fund the benefits of variable annuity contract issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plan adopted, pursuant to Section 401(a) of the Code.

WHO CAN BUY LOCAL FUND CLASS SHARES


Local Fund shares are sold to the funds of funds (mutual funds investing primarily in other mutual funds), which are series of Nationwide Asset Allocation Trust.



Service Class and Local Fund shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by Nationwide Advisory Services, Inc. (NAS) or are paid by NAS to brokers for distribution and shareholder services. Service Class and Institutional Service Class shares also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of Service Class and Institutional Service Class shares.


BUYING SHARES


PURCHASE PRICE. The purchase or "offering" price of one share of the Fund is its "net asset value" (NAV) next determined after the order is received. A separate NAV is calculated for each class of the Fund. No sales charge is imposed on the purchase of the Fund's Service Class, Institutional Service Class or Local Fund shares. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the earlier of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.


The Fund does not calculate NAV on the following days:

  - Christmas Day
  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine an NAV when:

  - It has not received any orders to purchase, sell or exchange shares
  - Changes in the value of the Fund's portfolio do not affect the NAV.

If current prices are not available, or if Villanova SA Capital Trust (VSA), as the Fund's administrator or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair market value in accordance with procedures adopted by the Board of Trustees of the Trust. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.


HOW TO PLACE YOUR PURCHASE ORDER


Eligible entities wishing to purchase Fund shares should contact NAS at 1-800-848-0920 for information regarding such purchases.

SELLING SHARES


You can sell -- also known as redeeming -- your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV next determined after the order is received. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the investments of the Fund at the time of the sale.



Eligible entities wishing to sell Service Class, Institutional Service Class or Local Fund shares should contact NAS at 1-800-848-0920 for information regarding such sales.



RESTRICTIONS ON SALES



You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.


DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Fund to compensate NAS -- as distributor -- for expenses associated with distributing the Fund's shares and providing shareholder services.


DISTRIBUTION AND SERVICE FEES



Under the Distribution Plan, Service Class and Local Fund Class shares of the Fund pay NAS compensation accrued daily and paid monthly. Service Class and Local Fund shares of the Fund pay an amount not exceeding an annual amount of:


CLASS                          AS A % OF DAILY NET ASSETS
---------------------------------------------------------
Service Class Shares                     0.15%
 .........................................................
Local Fund Class Shares                  0.07%

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING SHARES


You can exchange the shares you own for shares of another fund within Nationwide Mutual Funds (except the Morley Capital Accumulation Fund) as long as they are the same class of shares and both accounts have the same owner. For example, you cannot exchange Institutional Service Class shares for Service Class shares. Please note that currently, no other fund within Nationwide Mutual Funds offers Local Fund Shares.


CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes -- Exchanging Fund Shares" on page 10.


There is no sales charge for exchanges of Service Class or Institutional Service Class shares.


HOW TO PLACE YOUR EXCHANGE ORDER


Contact NAS to request an exchange. If your request is received after 4 p.m. Eastern Time, it will be processed the next day. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days written notice to shareholders.

DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS


If the Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.


REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certificates are not accurate, or as may otherwise be required under the Internal Revenue Code.)

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

EXCHANGING FUND SHARES

Exchanging your shares of the Fund is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

TAX STATUS

If you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the fund generally are not currently subject to federal income taxes. In general, the entities eligible to purchase the Fund's shares are governed by complex tax rules. You should ask your own tax adviser or plan administrator about your own tax situation, including possible state and local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                              YEAR ENDED OCTOBER 31, 1999              PERIOD ENDED
                                                      -------------------------------------------   OCTOBER 31, 1998(A)
                                                                      INSTITUTIONAL                 -------------------
                                                      SERVICE CLASS   SERVICE CLASS      LOCAL             LOCAL
                                                        SHARES(B)       SHARES(B)     FUND SHARES       FUND SHARES
                                                      -------------   -------------   -----------   -------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                   $  9.66         $  9.66        $  9.66           $ 10.00
  Net investment income                                     0.09            0.10           0.12              0.04
  Net realized gain (loss) and unrealized
     appreciation (depreciation)                            2.25            2.27           2.27             (0.35)
  Total from investment operations                          2.34            2.37           2.39             (0.31)
  Dividends from net investment income                     (0.09)          (0.09)         (0.10)            (0.03)
  Net increase (decrease) in net asset value                2.25            2.28           2.29             (0.34)
                                                         -------         -------        -------           -------
NET ASSET VALUE -- END OF PERIOD                         $ 11.91         $ 11.94        $ 11.95           $  9.66
                                                         =======         =======        =======           =======
Total Return                                               24.27%          24.64%         24.85%            (3.08)%(c)
Ratios and supplemental data:
  Net Assets, end of period (000)                        $72,049         $17,389        $30,674           $22,325
  Ratio of expenses to average net assets                   0.63%           0.48%          0.35%             0.35%(d)
  Ratio of expenses to average net assets(e)                0.83%           0.67%          0.52%             0.64%(d)
  Ratio of net investment income to average net
     assets                                                 0.69%           0.87%          1.05%             1.55%(d)
  Ratio of net investment income to average net
     assets(e)                                              0.49%           0.67%          0.88%             1.26%(d)
  Portfolio turnover(f)                                    55.07%          55.07%         55.07%             3.07%


---------------

(a) For the period from July 24, 1998 (commencement of operations) through October 31, 1998.

(b) Service Class and Institutional Service Class shares (formerly Class R and Y shares, respectively) were first offered to the public on November 2, 1998.

(c)  Not annualized

(d) Annualized

(e)  Ratios calculated as if no fees were waived or expenses reimbursed.


(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INFORMATION FROM NATIONWIDE



Please read this Prospectus before you invest, and keep it with your records. The following document contains additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.



- SAI (incorporated by reference into this Prospectus)



- Annual Report (which contains a discussion of the market conditions and investment strategies that significantly effect the Fund's performance)



- Semi-Annual Report (as available)



FOR ADDITIONAL INFORMATION CONTACT:



Nationwide Advisory Services, Inc.


P.O. Box 1492


Columbus, OH 43216-1492

(614) 249-8705 (fax)

Nationwide Logo


FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:



1-800-848-0920 (toll free, 8 a.m. - 5 p.m. Eastern Time (Monday through Friday, except Thursday, in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.)



FOR 24-HOUR ACCOUNT ACCESS:



1-800-637-0012 (toll free)
Also, visit the Nationwide Family of Funds' website at www.nationwidefunds.com.



INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION



You can obtain copies of Fund documents from the SEC as follows:



IN PERSON:



Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)



BY MAIL:



Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-6009
(The SEC charges a fee to copy any documents.)



ON THE EDGAR DATABASE VIA THE INTERNET:



www.sec.gov



BY ELECTRONIC REQUEST:



publicinfo@sec.gov



INVESTMENT COMPANY ACT FILE NO. 811-08495



NATIONWIDE FAMILY OF FUNDS
THREE NATIONWIDE PLAZA
COLUMBUS, OHIO 43215-2220



APO-4212-A

              Prestige Advisor Series
              (Class A, Class B and Institutional Service Class Shares)











                                   PROSPECTUS

                                            March 1, 2000


                                        2000

                                         As with all mutual funds,
                                         the Securities and Exchange
                                         Commission has not approved
                                         or disapproved these funds'
                                         shares as an investment or
                                         determined whether this
                                         prospectus is complete or
                                         accurate.  To state
                                         otherwise is a crime.

[NATIONWIDE LOGO]
Family of Funds

         TABLE OF CONTENTS


FUND SUMMARIES................................................................ 2


Prestige Large Cap Value Fund................................................. 3


Prestige Large Cap Growth Fund................................................ 6


Prestige Balanced Fund........................................................10


Prestige Small Cap Fund.......................................................14


Prestige International Fund...................................................17



MORE ABOUT THE FUNDS..........................................................20


Principal Risks and Techniques................................................20


Principal Risks...............................................................20


Non-Principal Risks...........................................................21


Principal Investment Techniques...............................................22



MANAGEMENT....................................................................23


Investment Adviser............................................................23


Multi-Manager Structure.......................................................23


Subadvisers...................................................................23


Historical Performance of the Subadvisers.....................................25



BUYING, SELLING AND EXCHANGING FUND SHARES....................................28


Choosing a Share Class........................................................28


Buying Shares.................................................................29


Selling Shares................................................................31


Distribution Plan.............................................................33


Exchanging Shares.............................................................34



DISTRIBUTIONS AND TAXES.......................................................35


Distributions of Income Dividends.............................................35


Distributions of Capital Gains................................................35


Reinvesting Distributions.....................................................35


State and Local Taxes.........................................................35


Selling Fund Shares...........................................................35


Exchanging Fund Shares........................................................35



FINANCIAL HIGHLIGHTS..........................................................36


ADDITIONAL INFORMATION................................................BACK COVER

         FUND SUMMARIES

This prospectus provides information about the Prestige Advisor Series of:
Prestige Large Cap Value Fund, Prestige Large Cap Growth Fund, Prestige Balanced Fund, Prestige Small Cap Fund and Prestige International Fund (together the Funds). "You" and "your" refer to potential investors and current shareholders of one or more of the Funds.


A QUICK NOTE ABOUT SHARE CLASSES


Each Fund has three different share classes -- Class A, Class B and Institutional Service Class (formerly Class Y). The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.



The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 28.


ABOUT EACH FUND GENERALLY


Each Fund employs a "multi-manager" structure, which means that Villanova Mutual Fund Capital Trust (VMF), as the Funds' investment adviser, may hire, replace or terminate one or more subadvisers for a Fund without shareholder approval. VMF believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently.

         FUND SUMMARIES -- PRESTIGE LARGE CAP VALUE FUND

This section summarizes key information about the Funds. Use these summaries to compare the Funds with each other as well as with other mutual funds. More detailed information about the risks and investment techniques of each Fund can be found in "More About the Funds" beginning on page 20.



The Fund seeks to maximize total return, consisting of both capital appreciation and current income. VMF has selected Brinson Partners, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund, under normal circumstances, invests at least 65% of its total assets in equity securities of U.S. large capitalization companies which are traded on major stock exchanges and the over-the-counter markets. The Fund considers large capitalization companies to be those with market capitalizations similar to the companies in The Russell 1000(R) Value Index.(1) As of December 31, 1999, the market capitalizations of companies in The Russell 1000(R) Value Index ranged from $250 million to $278 billion. The market capitalization range for companies in The Russell 1000(R) Value Index is updated annually. The Fund looks for value oriented securities by focusing on investment fundamentals such as price-to-book and price earnings ratios and dividend yields. The Fund will consider purchasing a security when it believes that the market price for such security is below its fundamental investment value.


Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.


---------------



(1) The Russell 1000(R) Value Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.


PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.


STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world. As of the date of this prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.


RISKS RELATED TO INVESTING FOR VALUE. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund generally focuses on value-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

         Fund Summaries -- Prestige Large Cap Value Fund

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)


                                   1/1/99-12/31/99
--------------------------------------------------------------
Class A Shares                                          10.17%



Best Quarter:       10.62%  2nd qtr of 1999
Worst Quarter:     -12.99%  3rd qtr of 1999

---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.


                                                          One      Since
Average annual returns -- as of December 31, 1999( 1)     Year     Inception( 2)
--------------------------------------------------------------------------------
Class A shares                                           -10.17%       -4.29%
 ................................................................................
Class B shares                                           -10.73%       -4.01%
 ................................................................................
Institutional Service Class shares                        -4.64%        0.83%
 ................................................................................
Russell l000(R) Value Index(3)                             7.35%       13.71%


---------------


(1) These returns reflect performance after sales charges, if any, and expenses are deducted.


(2) The Fund began operations on November 2, 1998.


(3) The Russell 1000(R) Value Index is an unmanaged index of the value securities of large U.S. companies included in the Russell 1000(R) Index. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.


FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Large Cap Value Fund.


                                                          Institutional
                                                             Service
        Shareholder Fees(1)           Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None       None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None      5.00%(3)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)

                                                    Institutional
                                                       Service
Annual Fund Operating Expenses  Class A   Class B       Class
 (deducted from Fund assets)    shares    shares       shares
-----------------------------------------------------------------
Management Fees                 0.75%     0.75%      0.75%
 .................................................................
Distribution and/or Service     0.25%     1.00%      None
(12b-1) Fees
 .................................................................
Other Expenses                  0.87%     3.59%      3.46%
-----------------------------------------------------------------
TOTAL ANNUAL FUND               1.87%     5.34%      4.21%
OPERATING EXPENSES(4)

---------------


(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.



(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" on page 29.



(3) A contingent deferred sales charge (CDSC) ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling
    Shares -- Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.


(4) At least through October 31, 2000, VMF has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual Operating Expenses will not exceed 1.15% for Class A shares, 1.90% for Class B shares and 1.00% for Institutional Service Class shares.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses and does not take into account the fee waiver/expense reimbursement provisions currently in place for the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                          1 year   3 years   5 years   10 years
---------------------------------------------------------------
Class A Shares            $  754   $1,129    $1,528     $2,639
 ...............................................................
Class B Shares            $1,033   $1,894    $2,847     $4,252
 ...............................................................
Institutional Service
Class Shares              $  423   $1,278    $2,147     $4,380


You would pay the following expenses on the same investment if you did not sell your shares:


                          1 year   3 years   5 years   10 years
---------------------------------------------------------------
Class B Shares            $  533   $1,594    $2,647     $4,252

         FUND SUMMARIES -- PRESTIGE LARGE CAP GROWTH FUND

OBJECTIVE AND PRINCIPAL STRATEGIES


The Fund seeks long-term capital appreciation. VMF has selected Goldman Sachs Asset Management as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests primarily in equity securities of U.S. large capitalization companies that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a second consideration. The Fund considers large capitalization companies to be those with market capitalizations similar to the companies in the Russell 1000(R) Growth Index.(1) As of December 31, 1999, the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $220 million to $604 billion. The market capitalization range for companies in the Russell 1000(R) Growth Index is updated annually.


Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.


The Fund emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return while maintaining risk, style and capitalization characteristics similar to The Russell 1000(R) Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields.


There are two building blocks in the subadviser's active management of the Fund:

1. STOCK SELECTION

The Fund uses the subadviser's proprietary multifactor model, a rigorous computerized rating system, to forecast the returns of securities in the Fund's portfolio. This model incorporates common variables covering measures of:

  - Value (price-to-book, price-to-earnings, cash flow to enterprise value)
---------------


(1) The Russell 1000(R) Growth Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.


  - Momentum (earnings momentum, price momentum, sustainable growth)

  - Risk (market risk, company-specific risk, earnings risk)

  - Research (fundamental research ratings of the subadviser and other analysts)


Each of these factors is carefully evaluated in the multifactor model because each has demonstrated a significant impact on the performance of the securities and markets they are designed to forecast. In this process, the subadviser manages risk by limiting deviations from the benchmark, running size and sector neutral portfolios.


2. PORTFOLIO CONSTRUCTION

A proprietary computer optimizer calculates every security combination (at each possible weighting) to construct the most efficient risk/return portfolio given the Fund's benchmark.

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.


STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world. As of the date of this prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

RISKS RELATED TO INVESTING FOR GROWTH. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

         Fund Summaries -- Prestige Large Cap Growth Fund

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)


                                   1/1/99-12/31/99
--------------------------------------------------------------
Class A Shares                                          26.81%



Best quarter:       22.82%  4th qtr. of 1999
Worst quarter:     -2.61%  3rd qtr. of 1999

---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.


                                                         One      Since
Average annual returns -- as of December 31, 1999(1)     year     Inception(2)
------------------------------------------------------------------------------
Class A shares                                          26.81%      39.43%
 ..............................................................................
Class B shares                                          28.94%      42.67%
 ..............................................................................
Institutional Service Class shares                      34.83%      46.97%
 ..............................................................................
Russell 1000(R) Growth Index(3)                         33.16%      46.57%


---------------


(1) These returns reflect performance after sales charges, if any, and expenses are deducted.


(2) The Fund began operations on November 2, 1998.


(3) The Russell 1000(R) Growth Index is an unmanaged index of growth securities of large U.S. companies included in the Russell 1000(R) Index. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.


FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Large Cap Growth Fund.


                                                          Institutional
                                                             Service
        Shareholder Fees(1)           Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None       None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None      5.00%(3)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)
 .......................................................................

                                                    Institutional
                                                       Service
Annual Fund Operating Expenses  Class A   Class B       Class
 (deducted from Fund assets)    shares    shares       shares
-----------------------------------------------------------------
Management Fees                 0.80%     0.80%      0.80%
 .................................................................
Distribution and/or Service     0.25%     1.00%      None
(12b-1) Fees
 .................................................................
Other Expenses                  0.64%     3.46%      2.66%
-----------------------------------------------------------------
TOTAL ANNUAL FUND               1.69%     5.26%      3.46%
OPERATING EXPENSES(4)

---------------


(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.



(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" on page 29.



(3) A contingent deferred sales charge (CDSC) ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling
    Shares -- Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.


(4) At least through October 31, 2000, VMF has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual Operating Expenses will not exceed 1.20% for Class A shares, 1.95% for Class B shares and 1.05% for Institutional Service Class shares.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this fund with other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses and does not take into account the fee waiver/expense reimbursement provisions currently in place for the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                             1 year   3 years   5 years   10 years
------------------------------------------------------------------
Class A Shares               $  737   $1,077    $1,440     $2,458
 ..................................................................
Class B Shares               $1,025   $1,872    $2,813     $4,156
 ..................................................................
Institutional Service Class
  Shares                     $  349   $1,062    $1,798     $3,738


You would pay the following expenses on the same investment if you did not sell your shares:


                             1 year   3 years   5 years   10 years
------------------------------------------------------------------
Class B Shares               $  525   $1,572    $2,613     $4,156

         FUND SUMMARIES -- PRESTIGE BALANCED FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks a high total return from a diversified portfolio of equity and fixed income securities. VMF has selected J.P. Morgan Investment Management, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund, under normal circumstances, invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income securities (including U.S. Government, corporate, mortgage-backed and asset-backed securities). The equity securities held by the Fund generally are common stocks of large and medium sized companies included in the Standard & Poor's 500 Index.(1)

Investment grade securities are taxable debt securities, including corporate bonds and other debt instruments, that have been rated within the four highest rating categories by a nationally recognized rating agency, such as Standard & Poor's Rating Group or Moody's Investors Service, Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

The fixed income securities held by the Fund will generally be investment grade securities, or unrated securities of comparable quality, although a portion of the Fund's fixed income securities will be invested in securities rated below investment grade (commonly known as junk bonds). All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by Fund management to consider what action, if any, the Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.


Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.
---------------


(1) The Standard & Poor's 500 Index is a registered service mark of Standard & Poor's which does not sponsor and is in no way affiliated with the Fund.


PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.


STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world. As of the date of this prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.



CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the Fund. This risk is particularly strong for junk bonds and other lower-rated securities.



INTEREST RATE RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of the debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes.


PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage- and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to reinvest the proceeds from the repayments at lower rates. In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes.


Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

         Fund Summaries -- Prestige Balanced Fund

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for certain time periods compared to the returns of two broad-based securities indices. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)


                                   1/1/99-12/31/99
--------------------------------------------------------------
Class A Shares                                           9.14%



Best Quarter:       6.58%  4th qtr of 1999
Worst Quarter:     -3.48%  3rd qtr of 1999

---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.


                                                         One      Since
Average annual returns -- as of December 31, 1999(1)     Year     Inception(2)
------------------------------------------------------------------------------
Class A shares                                           2.89%       8.89%
 ..............................................................................
Class B shares                                           3.23%      10.27%
 ..............................................................................
Institutional Service Class shares                       9.28%      14.75%
 ..............................................................................
S&P 500 Index(3)                                        21.04%      29.97%
 ..............................................................................
Lehman Brothers Aggregate Bond Index(4)                 -0.83%       0.03%
 ..............................................................................


---------------


(1) These returns reflect performance after sales charges, if any, and expenses are deducted.


(2) The Fund began operations on November 2, 1998.


(3) The S&P 500 is a market weighted, unmanaged index of 500 stocks in a variety of industry sectors designed to measure performance of the broad domestic economy. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.



(4) The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of The Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.


FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Balanced Fund.


                                                          Institutional
                                                             Service
        Shareholder Fees(1)           Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None       None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None      5.00%(3)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)

                                                    Institutional
                                                       Service
Annual Fund Operating Expenses  Class A   Class B       Class
 (deducted from Fund assets)    shares    shares       shares
-----------------------------------------------------------------
Management Fees                 0.75%     0.75%      0.75%
 .................................................................
Distribution and/or Service     0.25%     1.00%      None
(12b-1) Fees
 .................................................................
Other Expenses                  2.44%     2.50%      2.55%
-----------------------------------------------------------------
TOTAL ANNUAL FUND               3.44%     4.25%      3.30%
OPERATING EXPENSES(4)

---------------


(1 )If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.



(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" on page 29.



(3) A contingent deferred sales charge (CDSC) ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling
    Shares -- Contingent deferred sales charge (CDSC) on Class A and B Class shares" on page 32.


(4) At least through October 31, 2000, VMF has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual Operating Expenses will not exceed 1.10% for Class A shares, 1.85% for Class B shares and 0.95% for Institutional Service Class shares.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses and does not take into account the fee waiver/expense reimbursement provisions currently in place for the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                          1 year   3 years   5 years   10 years
---------------------------------------------------------------
Class A Shares            $  902   $1,571    $2,261     $4,082
 ...............................................................
Class B Shares            $  927   $1,589    $2,365     $4,160
 ...............................................................
Institutional Service
  Class Shares            $  333   $1,015    $1,722     $3,595


You would pay the following expenses on the same investment if you did not sell your shares:


                          1 year   3 years   5 years   10 years
---------------------------------------------------------------
Class B Shares            $  427   $1,289    $2,165     $4,160

         FUND SUMMARIES -- PRESTIGE SMALL CAP FUND

OBJECTIVE AND PRINCIPAL STRATEGIES


The Fund seeks long-term capital appreciation. VMF has selected INVESCO, Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund, under normal circumstances, invests at least 65% of its assets in equity securities of small capitalization companies. The Fund considers small capitalization companies to be those with market capitalization no greater than 110% of the largest company in the Russell 2000(R) Index(1). As of December 31, 1999, the market capitalizations of companies in the Russell 2000(R) Index ranged from $100 million to $13 billion. The market capitalization range for companies in the Russell 2000(R)Index is updated annually. The Fund looks at many factors when considering which securities to purchase for the Fund, including measures of value, momentum and quality, and other non-quantitative information about the issuers.


Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.

The Fund may also invest in equity securities of U.S. companies with larger market capitalizations and in foreign securities.
---------------


(1) The Russell 2000(R) Index is a registered service mark of The Frank Russell Company which does not sponsor and is in no way affiliated with the Fund.


PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.


STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world. As of the date of this prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.



SMALL CAP RISK. The Fund focuses on a more narrow portion of the overall stock market by investing primarily in companies with smaller market capitalizations. These investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of small companies are usually less stable in price and less liquid than stocks of larger.



FOREIGN RISK. To the extent the Fund invests in foreign securities, the Fund is also subject to foreign investment risks, which are in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs and delayed settlement.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)


                                   1/1/99-12/31/99
--------------------------------------------------------------
Class A Shares                                          11.83%



Best Quarter:       17.32%   4th qtr of 1999
Worst Quarter:      -7.61%   1st qtr of 1999

---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.


                                                         One      Since
Average annual returns -- as of December 31, 1999(1)     Year     Inception(2)
------------------------------------------------------------------------------
Class A shares                                          11.83%      18.34%
 ..............................................................................
Class B shares                                          13.12%      20.67%
 ..............................................................................
Institutional Service Class shares                      18.76%      24.70%
 ..............................................................................
Russell 2000(R) Index(3)                                21.26%      29.75%


---------------


(1) These returns reflect performance after sales charges, if any, and expenses are deducted.


(2) The Fund began operations on November 2, 1998.


(3) The Russell 2000(R) Index is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.


FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the Small Cap Fund.


                                                          Institutional
                                                             Service
        Shareholder Fees(1)           Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None       None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None      5.00%(3)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)


                                                    Institutional
                                                       Service
Annual Fund Operating Expenses  Class A   Class B       Class
 (deducted from Fund assets)    shares    shares       shares
-----------------------------------------------------------------
Management Fees                 0.95%     0.95%      0.95%
 .................................................................
Distribution and/or Service     0.25%     1.00%      None
(12b-1) Fees
 .................................................................
Other Expenses                  1.04%     4.62%      3.92%
-----------------------------------------------------------------
TOTAL ANNUAL FUND               2.24%     6.57%      4.87%
  OPERATING EXPENSES(4)


---------------


(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.



(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" on page 29.



(3) A contingent deferred sales charge (CDSC) ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling
    Shares -- Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.


(4) At least through October 31, 2000, VMF has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual Operating Expenses will not exceed 1.35% for Class A shares, 2.10% for Class B shares and 1.20% for Institutional Service Class shares.

         Fund Summaries -- Prestige Small Cap Fund

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses and does not take into account the fee waiver/expense reimbursement provisions currently in place for the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                          1 year   3 years   5 years   10 years
---------------------------------------------------------------
Class A Shares            $  789   $1,235    $1,706     $3,002
 ...............................................................
Class B Shares            $1,152   $2,225    $3,358     $4,958
 ...............................................................
Institutional Service
Class Shares              $  487   $1,464    $2,443     $4,902


You would pay the following expenses on the same investment if you did not sell your shares:


                          1 year   3 years   5 years   10 years
---------------------------------------------------------------
Class B Shares            $  652   $1,925    $3,158     $4,958

         FUND SUMMARIES -- PRESTIGE INTERNATIONAL FUND

OBJECTIVE AND PRINCIPAL STRATEGIES


The Fund seeks long-term capital appreciation. VMF has selected Lazard Asset Management as subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies. These companies will have market capitalizations in the range of the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index). A stock is issued by a non-U.S. company if the company is organized outside U.S., the principal market for the stock is outside the U.S. or the company derives at least 50% of its revenues from business outside the U.S. The Fund invests in such non-U.S. companies either directly or through Depositary Receipts, including American Depositary Receipts and Global Depositary Receipts.



Depositary Receipts are securities representing foreign securities that are deposited with foreign custodians, U.S. commercial banks or foreign branches of U.S. commercial banks. American Depositary Receipts or "ADRs" are U.S. dollar-denominated and traded on U.S. exchanges. Global Depositary Receipts or "GDRs" are foreign currency denominated and trade on foreign exchanges.


Under normal conditions, the Fund invests at least 80% of its total assets in securities of companies within not less than three foreign countries. The Fund focuses on securities that are believed to be inexpensively priced in comparison to the return on total capital or equity.

The Fund may also engage in foreign currency transactions.


The Fund seeks to match the performance of the MSCI EAFE Index as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index is composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the MSCI EAFE index is based on the market capitalization of each of the countries in the Index.



The Fund invests in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. The Fund may not invest in all of the countries, or all of the companies within a country, represented in the MSCI EAFE Index, or in the same weightings as in the MSCI EAFE Index. The Fund will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the MSCI EAFE Index as a whole. Because the Fund seeks to invest in assets whose performance matches the performance of the MSCI EAFE Index, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund may also engage in securities lending.


PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.


STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world. As of the date of this prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

         Fund Summaries -- Prestige International Fund

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, the Fund's risk is increased because some investments have a greater effect on the Fund's performance. This helps the Fund's performance when its investments are successful, but also hurts the Fund's performance when its investments are unsuccessful.

FOREIGN RISK. The Fund is also subject to foreign risks that are risks related to owning securities of foreign companies. These risks include political and economic risks, currency fluctuations, higher transaction costs and delayed settlement.


PERFORMANCE


The following bar chart and table presents the performances of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS A SHARES(1)


                                   1/1/99-12/31/99
--------------------------------------------------------------
Class A Shares                                           21.04



Best Quarter:      11.74%  4th qtr of 1999
Worst Quarter:      0.18%  1st qtr of 1999

---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.


                                                          One      Since
Average annual returns -- as of December 31, 1999( 1)     Year     Inception( 2)
--------------------------------------------------------------------------------
Class A shares                                           14.14%       17.49%
 ................................................................................
Class B shares                                           18.79%       22.62%
 ................................................................................
Institutional Service Class shares                       21.37%       23.92%
 ................................................................................
MSCI EAFE Index(3)                                       27.30%       32.75%


---------------


(1) These returns reflect performance after sales charges, if any, and expenses are deducted.


(2) The Fund began operations on November 2, 1998.


(3) The MSCI EAFE Index is an unmanaged index that is generally representative of international stock markets. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Fund would be lower.

FEES AND EXPENSES


This table describes the fees and expenses that you may pay when buying and holding shares of the International Fund.


                                                          Institutional
                                                             Service
        Shareholder Fees(1)           Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None       None
upon purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None      5.00%(3)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)


                                                    Institutional
                                                       Service
Annual Fund Operating Expenses  Class A   Class B       Class
 (deducted from Fund assets)    shares    shares       shares
-----------------------------------------------------------------
Management Fees                 0.85%     0.85%      0.85%
 .................................................................
Distribution and/or Service     0.25%     1.00%      None
(12b-1) Fees
 .................................................................
Other Expenses                  1.77%     5.74%      5.45%
-----------------------------------------------------------------
TOTAL ANNUAL FUND               2.87%     7.59%      6.30%
  OPERATING EXPENSES(4)


---------------


(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.



(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" on page 29.



(3) A contingent deferred sales charge (CDSC) ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling
    Shares -- Contingent deferred sales charge (CDSC) on Class A and Class B shares" on page 32.



(4) At least through October 31, 2000, VMF has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual Operating Expenses will not exceed 1.30% for Class A shares, 2.05 % for Class B shares and 1.25% for Institutional Service Class shares.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses and does not take into account the fee waiver/expense reimbursement provisions currently in place for the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                          1 year   3 years   5 years   10 years
---------------------------------------------------------------
Class A Shares            $  848   $1,413    $2,001     $3,586
 ...............................................................
Class B Shares            $1,249   $2,490    $3,757     $5,565
 ...............................................................
Institutional Service
Class Shares              $  626   $1,853    $3,049     $5,905


You would pay the following expenses on the same investment if you did not sell your shares:


                          1 year   3 years   5 years   10 years
---------------------------------------------------------------
Class B Shares            $  749   $2,190    $3,557     $5,565

         MORE ABOUT THE FUNDS
This section contains a summary discussion of the general risks of investing in a Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its goals or that a Fund's performance will be positive for any period of time.

PRINCIPAL RISKS AND TECHNIQUES


The Funds may use the following principal investment techniques to increase returns, protect assets or diversify investments. These techniques involve certain risks. For more information about the Funds' investment strategies and techniques, please refer to the SAI.


PRINCIPAL RISKS

SMALL CAP RISK (SMALL CAP FUND) -- Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

   - lack depth of management

   - lack a proven track record

   - be unable to generate funds necessary for growth or development

   - be developing or marketing new products or services for which markets are not yet established and may never become established

   - market products or services which may become quickly obsolete

Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


FOREIGN RISK (SMALL CAP FUND AND INTERNATIONAL FUND) -- Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money.



COUNTRY -- General securities market movements in any country in which a Fund has investments, are likely to affect the value of a Fund's securities that trade in the country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risk of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.


FOREIGN MARKETS -- A Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.


GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS -- Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.



CURRENCY -- Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.



EUROPEAN ECONOMIC AND MONETARY UNION (EMU) -- A number of European countries have entered into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU has established a single European currency (the euro), which was introduced in January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Funds invest, the Funds could be adversely affected:


   - If the transition to euro, or EMU as a whole, does not proceed as planned.

   - If a participating country withdraws from EMU.

   - If the computing, accounting and trading systems used by a Fund's service providers, or by other entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency.


RISK ASSOCIATED WITH GROWTH AND VALUE STOCKS (LARGE CAP GROWTH FUND, LARGE CAP VALUE FUND) -- Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock's price may be more directly linked to market developments than a value stock's price. However, value stocks tend to have higher dividend yields than growth stocks. This means they depend less on price changes for returns. Accordingly, they might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.



LOWER-RATED SECURITIES RISK (BALANCED FUND) -- Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks to the extent that it invests in such securities:



   - Increased price sensitivity to changing interest rates and the adverse economic and business developments



   - Greater risk of loss due to default or declining credit quality



   - Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due



   - Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.



NON-PRINCIPAL RISKS



INFLATION RISK (BALANCED FUND) -- Inflation risk affects the value of fixed-rate investments such as bonds. If the Fund buys bonds when inflation and interest rates are low, the value of these bonds could fall as inflation rises and interest rates increase. This could happen as investors find the bonds with lower interest rates less attractive than bonds that pay higher interest rates.



LIQUIDITY RISK (EACH FUND) -- The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in lower rated debt securities and small capitalization stocks will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.



EVENT RISK (BALANCED FUND) -- Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds may decline significantly.

         More About the Funds



PRINCIPAL INVESTMENT TECHNIQUES


U.S. GOVERNMENT SECURITIES (BALANCED FUND) -- These securities include Treasury bills, notes, and bonds, securities issued or guaranteed by the U.S. Government and securities issued by U.S. government agencies, including:


   - The Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States;



   - The Federal Home Loan Banks;



   - The Federal National Mortgage Association (FNMA);



   - The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC); and


   - The Federal Farm Credit Banks.

Although there is virtually no credit risk with these U.S. Government securities, neither the U.S. Government nor its agencies guarantee the market value of their securities. Interest rate changes, prepayment rates and other factors may affect the value of these securities.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (BALANCED FUND) -- U.S. Government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. Government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates, as their collateral. CMOs can be issued by the U.S. Government or its agencies or by private lenders.



Mortgage-backed securities are subject to interest rate risk and to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall homeowners may refinance their loans and the mortgage-backed security will be paid off sooner than the portfolio manager anticipated. Reinvesting the returned principal in a lower interest rate market reduces the Fund's income. Mortgage-backed securities are also subject to extension risk and the possibility of losing principal as a result of prepayments.


Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate and credit risks.


OTHER INVESTMENT TECHNIQUES



The Funds may engage in hedging techniques such as the purchase and sale of options and future contracts, as described in the SAI.



The SAI contains additional information about the Funds, including the Funds' other investment techniques. To obtain a copy, see the back cover page.


TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives and may miss potential market upswings.

         MANAGEMENT


INVESTMENT ADVISER



Villanova Mutual Fund Capital Trust (VMF), Three Nationwide Plaza, Columbus, Ohio 43215, manages the investment of the assets and supervises the daily business affairs of each of the Funds. Subject to the supervision and direction of the Trustees, VMF allocates Fund assets among subadvisers and evaluates and monitors the performance of subadvisers. VMF is authorized to select and place portfolio investments on behalf of a Fund; however, VMF does not intend to do so at this time. VMF was organized in 1999, and advises mutual funds. As of December 31, 1999, VMF and its affiliates had approximately $22.5 billion in assets under management.


Each Fund pays VMF a management fee, which is based on the Funds' average daily net assets. The total management fee paid by the Funds for the fiscal year ended October 31, 1999 -- expressed as a percentage of a Fund's average daily net assets -- was as follows:


                  Fund                             Fee
----------------------------------------------------------------
Large Cap Value Fund                              0.75%
 ................................................................
Large Cap Growth Fund                             0.80%
 ................................................................
Balanced Fund                                     0.75%
 ................................................................
Small Cap Fund                                    0.95%
 ................................................................
International Fund                                0.85%


MULTI-MANAGER STRUCTURE


VMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows VMF to hire, replace or terminate a subadviser without the approval of shareholders. The order also allows VMF to revise a subadvisory agreement with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility.


VMF provides the following oversight and evaluation services to the Funds:


  - performing initial due diligence on prospective subadvisers for a Fund;



  - monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations;



  - communicating performance expectations and evaluations to the subadvisers;
    and



  - ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.


VMF does not expect to recommend frequent changes of subadvisers. VMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Funds will obtain favorable results at any given time.


SUBADVISERS


Subject to the supervisions of VMF and the Trustees, a subadviser will manage a Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

The following are the subadvisers for each Fund:

LARGE CAP VALUE FUND -- BRINSON PARTNERS, INC.


Brinson Partners, a Delaware corporation, serves as Subadviser to the Large Cap Value Fund. Brinson Partners is registered with the Securities and Exchange Commission as an investment adviser and, as of December 31, 1999, managed $79 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners is an indirect wholly-owned subsidiary of UBS AG, an internationally diversified financial organization headquartered in Zurich, Switzerland, and is the headquarters of UBS Brinson, an institutional asset management organization within UBS AG, UBS Brinson has offices in Chicago, Basel, Bahrain, London, Frankfurt, Geneva, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich and manages over $280 billion worldwide.


PORTFOLIO MANAGERS. Investment decisions for the Large Cap Value Fund are made by an investment management team at

         Management



Brinson Partners. No individual member of the investment management team is primarily responsible for making recommendations regarding portfolio purchases and sales.

LARGE CAP GROWTH FUND -- GOLDMAN SACHS ASSET MANAGEMENT


Goldman Sachs Asset Management (GSAM), a division of the Investment Management Division (IMD), which was established September 1, 1999 and is a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as Subadviser to the Large Cap Growth Fund. Goldman Sachs registered with the Securities and Exchange Commission as an investment adviser in 1981. The Goldman Sachs Group, LP., which controlled the Subadviser, merged into The Goldman Sachs Group Inc. as a result of an initial public offering. As of December 31, 1999, GSAM, along with other units of IMD have assets under management of $240.3 billion.


In performing its investment advisory services, GSAM, although responsible for the management of the Fund, is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, GSAM will have access to the research of Goldman Sachs, as well as certain proprietary technical models developed by Goldman Sachs, and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

PORTFOLIO MANAGERS. Robert C. Jones, Managing Director, Kent A. Clark, Managing Director, Victor H. Pinter, Vice President, and Melissa Brown, Vice President, are the portfolio managers for the Large Cap Growth Fund. Mr. Jones joined GSAM as a portfolio manager in 1989. Mr. Clark joined GSAM as a portfolio manager on the quantitative equity management team in 1992.

Mr. Pinter joined GSAM in 1990 and become a portfolio manager in 1992. Ms. Brown joined GSAM in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.


BALANCED FUND -- J.P. MORGAN INVESTMENT MANAGEMENT INC.



J.P. Morgan Investment Management Inc. (J.P. Morgan), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, serves as Subadviser to the Balanced Fund. J.P. Morgan & Co. Incorporated is a bank holding company organized under the laws of Delaware. J.P. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. As of December 31, 1999, J.P. Morgan had assets under management of approximately $322 billion.



PORTFOLIO MANAGERS. Patrik Jakobson, Vice President, and Kathryn Jonas, Vice President, are the portfolio managers for the Balanced Fund. Mr. Jakobson joined J.P. Morgan in 1987, spending five years as a research analyst specializing in the retailing industry. Subsequently, Mr. Jakobson managed equity and balanced accounts and is currently responsible for managing global balanced portfolios. He is also a member of the Asset Allocation Strategy group. Ms. Jonas joined J.P. Morgan in 1997 after eleven years at Morgan Stanley & Co., where she was a member of Morgan Stanley Asset Management's Emerging Markets investment team. From 1985 to 1994, prior to joining Morgan Stanley Asset Management, Ms. Jonas co-managed the Morgan Stanley Capital International Indices business.


SMALL CAP FUND -- INVESCO MANAGEMENT & RESEARCH, INC.


INVESCO MANAGES THE SMALL CAP FUND. INVESCO, which has been a registered investment adviser since 1956, provides portfolio management for the Small Cap Fund, including making investment decisions and placing purchase and sell order for securities. As of December 31, 1999, INVESCO managed approximately $92 billion in investments for corporate and institutional clients, as well as other investment companies.



INVESCO is a part of a global investment organization, AMVESCAP plc. AMVESCAP plc is a public-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. AMVESCAP plc managed approximately $357 billion as of December 31, 1999, through specialized investment management teams dedicated to clients and financial markets in their region of the world.



PORTFOLIO MANAGERS. The Small Cap Fund is managed by INVESCO's Structured Products Group, which is comprised of 19 investment professionals, each with an average of 18 years of industry experience. No individual member of the Structured Products Team is primarily responsible for making recommendations regarding portfolio purchases.

INTERNATIONAL FUND -- LAZARD ASSET MANAGEMENT


Lazard Asset Management (LAM), a New York-based division of Lazard Freres & Co. LLC (Lazard), a New York limited liability company, managed approximately $75 billion as of December 31, 1999, in investments for corporations, endowments, public and private pension plans and wealthy individuals and is recognized as one of the premier global investment advisory firms. Lazard -- the world's first global investment bank -- has advised sophisticated investors for more than 150 years. Lazard has offices in New York and San Francisco, and affiliates in London, Tokyo, Frankfurt, Sydney and Cairo that extend its research worldwide.


PORTFOLIO MANAGERS. LAM manages the International Fund on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. LAM's international equity investment team operates under the guidance of Herbert Gullquist, Vice Chairman and Chief Investment Officer of LAM with responsibility for overall adherence to the firm's investment principles and John R. Reinsberg, Managing Director of LAM, who is responsible for the team's day-to-day operations and monitoring the International Fund's composition to ensure appropriate diversification.

HISTORICAL PERFORMANCE OF THE SUBADVISERS


The following table shows the Funds' historical performance.



               AVERAGE ANNUAL TOTAL RETURNS -- CLASS A SHARES(1)

                   (FOR THE PERIOD ENDING DECEMBER 31, 1999)


                                       One      Since
Fund                                   Year     Inception
------------------------------------------------------------
Large Cap Value                      -10.17%       -4.29%
 ............................................................
Large Cap Growth                      26.81%       39.43%
 ............................................................
Balanced                               2.89%        8.89%
 ............................................................
Small Cap                             11.83%       18.34%
 ............................................................
International                         14.14%       17.49%


---------------


(1) These returns reflect performance after sales charges and expenses are deducted.



(2) Each of the funds commenced operations on November 2, 1998.



Although the Funds have been operating for only a limited time, the subadvisers have managed similar mutual funds or institutional accounts for a longer period. These other mutual funds or institutional accounts have investment objectives, policies and strategies that are substantially similar, but not necessarily identical, to those of the Funds. We have included composite performance for all of the substantially similar mutual funds or institutional accounts previously managed by each Subadviser for comparison purposes. THESE OTHER MUTUAL FUNDS AND INSTITUTIONAL ACCOUNTS ARE SEPARATE AND DISTINCT FROM EACH FUND. THEIR PERFORMANCE DOES NOT GUARANTEE SIMILAR RESULTS FOR A FUND AND SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR A FUND'S OWN PERFORMANCE.


The performance of similar mutual funds or institutional accounts managed by the Subadvisers may not be comparable to the performance of a Fund because of the following differences:

  - brokerage commissions and dealer spreads
  - expenses (including management fees)
  - the size of the investment in a particular security in relation to the portfolio size
  - the timing of purchases and sales (including the effect of market conditions at that time)
  - the timing of cash flows into the portfolio
  - the availability of cash for new investments.


The historical performance that relates only to institutional accounts (including institutional accounts that are included in composite performance), may not be comparable to the performance of the Funds because, unlike the Funds, the institutional accounts may not be required to do the following:


  - redeem shares upon request
  - meet the same diversification requirements as mutual funds
  - follow the same tax restrictions and investment limitation as mutual funds.


The performance of the institutional accounts is calculated by combining the performance of all similarly managed accounts into a composite. One Subadviser also manages similar mutual funds, in this case, the composite includes the performance of institutional accounts and mutual funds. If the accounts within each composite had been subject to the same expenses as each Fund, their performance would have been lower. As indicated below, the composite performance has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR Standards), which are different from the performance methodology used by regis-

         Management



tered investment companies like the Funds. AIMR has not been involved with the preparation or review of this information.

Average annual total return represents the average change over a specified period of time in the value of an investment after reinvesting all income and capital gains distributions.

The historical performance information has been provided by each subadviser. The Funds believe that it is reliable, but the Funds have not independently verified it.


BRINSON PARTNERS, INC. Brinson Partners is Subadviser to the Large Cap Value Fund. The following sets forth composite performance data relating to the historical performance of institutional private accounts managed by UBS Brinson, Inc./ Brinson Partners, Inc., which is comprised of Brinson Partners, and its affiliates in London and New York. The composite performance data includes all accounts managed and administered from UBS Brinson, Inc./Brinson Partners, Inc.'s Chicago, London and New York offices, with substantially similar objectives, policies and strategies. All accounts in the Brinson U.S. Value Equity Composite below are managed by the same individuals as those who manage the Fund's accounts through Brinson Partners, Inc. The data has been prepared and presented in compliance with the AIMR Standards. AIMR has not been involved with the preparation or review of this report. The effective date of UBS Brinson, Inc./Brinson Partners, Inc., compliance with the AIMR Standards is January 1, 1993. Additional information concerning the composites, their performance and how they were calculated is contained in the SAI.



The data is provided to illustrate the past performance of UBS Brinson, Inc./Brinson Partners, Inc. in managing investment portfolios which are substantially similar to the Large Cap Value Fund. The total return figures include reinvestment of earnings and are shown before the deduction of custody fees, but are net of investment advisory fees calculated at 0.75%, the highest fee charged for accounts of this type since January 1989. These fees are lower than the total annual operating expenses of each class of the Large Cap Value Fund.



                          AVERAGE ANNUAL TOTAL RETURN


                      BRINSON U.S. VALUE EQUITY COMPOSITE



                                   For Years Ended December 31,
                                               1999
                                     One
                                    Year      Since Inception*
---------------------------------------------------------------
Composite Gross of Fees..........   -0.25%          2.13%
Composite Net of Fees............   -0.99%          1.37%
Russell 1000 Value Index.........    7.33%          6.98%


---------------


* Composite inception date is June 30, 1998.



The composite performance information presented above is derived from the performance of all substantially similar managed portfolios. The Brinson U.S. Value Equity Composite is a composite of accounts that invest in stocks of the largest U.S. companies with the strongest value characteristics.

GOLDMAN SACHS ASSET MANAGEMENT. GSAM is the subadviser for the Large Cap Growth Fund. The following chart shows the average annual total returns of the Goldman Sachs Large Cap Growth Composite. All of the accounts (including the mutual funds managed in this style) managed by GSAM with objectives, policies and strategies substantially similar to those of the Large Cap Growth Fund are included in the composite. The historical investment performance of the composite reflects the deduction of 1.20%, which is the total expense ratio of the Class A shares of the Large Cap Growth Fund and reflects the highest level of fees of the portfolios in the composite. GSAM prepared this performance information in compliance with AIMR Standards.



                          AVERAGE ANNUAL TOTAL RETURN


                    GOLDMAN SACHS LARGE CAP GROWTH COMPOSITE



                               For Years Ended December 31, 1999
                                                                Since
                        One Year   Three Years   Five Years   inception*
------------------------------------------------------------------------
Returns reflect
 deduction of maximum
 sales charge for
 Class A shares of the
 Large Cap Growth
 Fund(1)                 27.82%       29.00%       30.50%       22.53%
 ........................................................................
Returns do not reflect
 sales charges           35.13%       31.40%       32.02%       23.31%


---------------


* Composite inception date is December 1, 1991.



(1) The maximum sales charge for Class A Shares of the Large Cap Growth Fund is 5.75%. This sales charge has been deducted from the returns of the composite, although most of the accounts in the composite would not be subject to sales charges.



J.P. MORGAN INVESTMENT MANAGEMENT INC. J.P. Morgan is the subadviser for the Balanced Fund. The following chart shows the average annual total returns of the J.P. Morgan Balanced Commingled Account Composite. All of the accounts managed by J.P. Morgan with objectives, policies and strategies substantially similar to those of the Balanced Fund are included in the composite. The historical investment performance of the composite reflects the deduction of investment advisory fees of 0.60% which is the maximum fee charged by J.P. Morgan for the accounts included in the composite, but does not include the deduction of custody fees. These fees are lower than the total annual operating expenses of each class of the Balanced Fund. J.P. Morgan prepared this performance information in compliance with AIMR Standards.



                          AVERAGE ANNUAL TOTAL RETURN

               J.P. MORGAN BALANCED COMMINGLED ACCOUNT COMPOSITE

      For Years Ended December 31, 1999
One Year  Three Years   Five Years   Ten Years
----------------------------------------------
 10.57%      17.16%       18.88%       13.87%


INVESCO, INC. INVESCO is the subadviser for the Small Cap Fund. The following chart shows the average annual total returns of the INVESCO Structured Small Cap Equity Composite. All of the accounts managed by INVESCO with objectives, policies and strategies substantially similar those of the Small Cap Fund are included in the composite. The historical investment performance of the composite reflects the deduction of investment advisory fees (assuming an investment advisory fee of 1% annually and reflecting the deduction of 1/12th of 1% each month), but does not include the deduction of custody fees; this is the maximum fee charged for the accounts in the composite. These fees are lower than the total annual operating expenses of the Small Cap Fund. INVESCO prepared this performance each class of information in compliance with AIMR Standards.



                          AVERAGE ANNUAL TOTAL RETURN

                 INVESCO STRUCTURED SMALL CAP EQUITY COMPOSITE


         For Years Ended December 31, 1999Since
One Year  Three Years   Five Years     inception*
----------------------------------------------------
 17.91%      12.51%       17.53%          15.97%


---------------


*Composite inception date is April 1, 1992.



LAZARD ASSET MANAGEMENT. Lazard is the subadviser for the International Fund. The following chart shows the average annual total returns of the Lazard International Equity Composite. All of the accounts managed by Lazard with objectives, policies and strategies substantially similar to those of the International Fund are included in the composite. The historical investment performance of the composite reflects the deduction of investment advisory fees (which is a maximum of 0.75% annually) but does not include the deduction of custody fees. These fees are lower than the total annual operating expenses of each class of the International Fund. Lazard prepared this performance information in compliance with AIMR Standards.



                          AVERAGE ANNUAL TOTAL RETURN

                     LAZARD INTERNATIONAL EQUITY COMPOSITE


       For Years Ended December 31, 1999
One Year  Three Years   Five Years    Ten Years
-----------------------------------------------
 26.97%      17.55%        16.29%       11.89%

         BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS


As noted in the Fund Summaries, the Funds offer three different share classes to give investors different price and cost options. Class A and Class B shares of the Funds are available to all investors; Institutional Service Class shares are available to a limited group of investors.



With Class A shares, you pay a sales charge (known as a front-end sales charge) when you purchase the shares; and with Class B shares, you pay a sales charge (known as a contingent deferred sales charge or CDSC) if you sell your shares within six years after purchase. Sales charges are paid to Nationwide Advisory Services, Inc. (NAS), which either retains them or pays a selling representative. There is no such charge on Institutional Service Class shares.



Class A and Class B shares pay distribution and/or service fees under a Distribution Plan. These fees are retained by NAS or paid by NAS to brokers for distribution and shareholder services. Class A and Institutional Service Class shares may pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the shares.


If you want lower annual fund expenses, Class A shares may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay an up-front sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate.


As the Fund's principal distributor, NAS reserves the right to reject an order in excess of $100,000 for Class B shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.


When choosing a share class, consider the following:


       Class A shares                Class B shares
----------------------------------------------------------
Front-end sales charge means  No front-end sales charge,
that a portion of your        so your full investment
initial investment goes       immediately goes toward
toward the sales charge, and  buying shares
is not invested
 ..........................................................
Reductions and waivers of     No reductions of the CDSC
the sales charges available   available, but waivers
                              available
 ..........................................................
Lower expenses than Class B   Higher distribution and
shares means higher           service fees than Class A
dividends per share           shares mean lower dividends
                              per share



       Class A shares                Class B shares
----------------------------------------------------------
Conversion features are not   After seven years, Class B
applicable                    shares convert into Class A
                              shares, which reduces your
                              future Fund expenses
 ..........................................................
No sales charges when shares  CDSC if shares are sold
are sold back to the Fund*    within six years: 5% in the
                              first year, 4% in the
                              second, 3% in the third and
                              fourth years, 2% in the
                              fifth, and 1% in the sixth
                              year


---------------
* A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.

For investors who are eligible to purchase Institutional Service Class shares, the purchase of Institutional Service Class shares will be preferable to purchasing Class A or Class B Shares.

 WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

 The Institutional Service Class shares are available for purchase only by the following:
   - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and roll-over individual retirement accounts from such plans
   - tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
   - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
   - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
   - life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
     Section 401(a) of the Code.

BUYING SHARES


PURCHASE PRICE. The purchase or "offering" price of one share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less liabilities allocable to a class, by the total number of that class' outstanding shares. NAV is determined at the earlier of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.


MINIMUM INVESTMENTS --

CLASS A AND CLASS B SHARES



To open an account (per Fund)                                             $1,000

 ................................................................................
Through the Automatic Asset
Accumulation plan per transaction                                            $25
 ................................................................................
Additional investments (per Fund)                                           $100
 ................................................................................

MINIMUM INVESTMENT --


INSTITUTIONAL CLASS SHARES



To open an account (per Fund)                                            $50,000



Additional investments (per Fund)                                         $5,000

-------------------------------------

If you purchase Class A or Class B shares through an account at a broker (other than NAS), different minimum account requirements may apply.

These minimum investment requirements for Class A shares do not apply to certain retirement plans. Call 1-800-848-0920 for more information.

The Funds do not calculate NAV on the following days:
  - Christmas Day
  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Other days when the New York Stock Exchange is not open.


Each Fund reserves the right not to determine an NAV when:


  - It has not received any orders to purchase, sell or exchange shares

  - Changes in the value of a Fund's portfolio do not affect the NAV.


If current prices are not available, or if Villanova SA Capital Trust (VSA), as the Fund's administrator or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.



CLASS A SALES CHARGES



The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.


                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   5.75%             6.10%
 ..................................................................
$50,000 to $99,999                  4.50              4.71
 ..................................................................
$100,000 to $249,999                3.50              3.63
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                2.00              2.04
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 0.25              0.25

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:


  - Increase the amount of your investment. The table above shows how the sales charge decreases as the amount of your investment increases.

  - Family Member Discount. Members of your family who live at the same address can combine investments, possibly reducing the sales charge.
  - Lifetime Additional Discount. You can add the value of any of the Nationwide Mutual Funds Class A shares you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.
  - Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of the Nationwide Insurance Enterprise to purchase Class A shares, you will pay one-half of the

         Buying, Selling and Exchanging Fund Shares


published sales charge if you make your investment 60 days after receiving the proceeds.
  - No sales charge on a repurchase. If you sell shares from your Nationwide account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and your reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
  - Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of a Fund; it is merely a statement of intent. Call 1-800-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for purchases made by the following:

  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with NAS to waive sales charges for those persons;
  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with NAS;
  - Any person who pays for the shares with the proceeds of a sale of non-Nationwide mutual fund shares. To qualify, you must have paid an initial sales charge on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (NAS may require evidence that you qualify for this waiver);
  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code;
  - Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trusts);

  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of VMF, VSA, NAS and their affiliates; and

  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time, (including but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative).


Additional investors eligible for sales charge waivers may be found in the SAI.


CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A or Class B shares, you may purchase the shares using one of the methods described below. Eligible entities wishing to purchase Institutional Service Class shares should contact NAS at 1-800-848-0920 for information regarding such purchases.

BY MAIL -- Complete and mail the application with a check or money order made payable to; Nationwide Advisory Services, Inc., P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. NAS will not accept third-party checks.


BY WIRE -- You can request that your bank transmit funds (federal funds) by wire to the Funds' custodian bank. In order to use this method, you must call NAS by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.



BY TELEPHONE (NAS NOW) -- Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use NAS NOW to make purchases.


THROUGH AN AUTHORIZED BROKER -- NAS has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with NAS.


BY ON-LINE ACCESS -- Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.


ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NAS NOW                                                           1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week


CUSTOMER SERVICE                                                  1-800-848-0920



Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time. (Monday through Friday, except Thursday, in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.)


For additional information on buying shares and shareholder services, call our customer service number listed above or contact your sales representative.

SELLING SHARES


You can sell -- also known as redeeming -- your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after NAS receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be more or less than you paid for the shares depending upon the market value of a Fund's investments at the time of the sale.


Properly completed orders contain all necessary paperwork to authorize and complete the transaction. NAS may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.


Your order to sell shares can be made in writing or by telephone (if you authorized telephone transactions on your application) or by on-line access. Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears,

         Buying, Selling and Exchanging Fund Shares


which may take up to 10 business days from the date of your purchase.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Funds or we may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.


SIGNATURE GUARANTEE -- CLASS A AND CLASS B SHARES


A signature guarantee is required under the following circumstances:

  - if a redemption is over $100,000, or

  - if your account registration has changed within the last 30 days, or

  - if the redemption check is made payable to anyone other than the registered shareholder, or


  - if the proceeds are sent to a bank account not previously designated or changed within the past 30 days, or



  - if the proceeds are mailed to an address other than the address of record.


NAS reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A AND CLASS B SHARES


You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:


                        1       2       3       4       5       6           7
     Sale within       year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.


We do not impose a CDSC on Class B shares purchased through reinvested dividends and distributions. If you sell your Class B shares and reinvest the proceeds in Class B shares within 30 days, NAS will deposit an amount equal to any CDSC you paid into your account. Also, we will waive the CDSC if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.


Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge (other than those investing in the Fund through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

HOW TO PLACE YOUR SALE ORDER


You can request the sale of your Class A or Class B shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section above entitled "Signature guarantee -- Class A and Class B shares". Eligible entities wishing to sell Institutional Service Class shares should contact NAS at 1-800-848-0920 for information regarding such sales.



BY TELEPHONE (NAS NOW) -- Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use NAS NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.


CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -- Selling Fund Shares" on page
36. [INSET BOX]



CUSTOMER SERVICE LINE -- Unless you declined the telephone redemption privilege on your application, a check payable to the shareholder of record can be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the customer service line at 1-800-848-0920. The Funds will use procedures to confirm that telephone instructions are genuine. If the Funds act on instructions they reasonably believed were genuine, they will not be liable for any loss, injury, damage or expense that occurs as a result, and the Funds will be held harmless for any loss, claims or liability arising from their compliance with the instructions. NAS may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.


BY BANK WIRE -- NAS can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined telephone privileges on your application. (This authorization will remain in effect until you give NAS written notice of its termination.) Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.



BY AUTOMATED CLEARING HOUSE (ACH) -- Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by NAS. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give NAS written notice of its termination.)



BY MAIL OR FAX -- Write a letter to Nationwide Advisory Services, Inc., P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-249-8705. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want NAS to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date NAS receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. NAS reserves the right to require the original document if you fax your letter.



THROUGH AN AUTHORIZED BROKER -- NAS has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.



BY ON-LINE ACCESS -- Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. A Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.


ACCOUNTS WITH LOW BALANCES -- CLASS A AND B SHARES

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.


For additional information on selling your shares, call our customer service line at 1-800-848-0920 or contact your sales representative.


DISTRIBUTION PLAN


In addition to the sales charges which you may pay for Class A and Class B shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Class A and Class B shares of the Funds to compensate NAS -- as distributor -- for expenses associated with distributing their shares and providing shareholder services.


DISTRIBUTION AND SERVICE FEES


Under the Distribution Plan, Class A and Class B shares of a Fund pays NAS compensation accrued daily and paid

         Buying, Selling and Exchanging Fund Shares



monthly. Each Fund shall pay amounts not exceeding an annual amount of:


           CLASS                 AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               1.00% (0.25% service fee)

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING SHARES


You can exchange the shares you own for shares of another fund within Nationwide Mutual Funds (except the Morley Capital Accumulation Fund) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of one fund for Class A shares of another, but you can not exchange Class A shares for Class B shares or Institutional Service Class shares.


CAPITAL GAINS TAXES

Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distributions and Taxes -- Exchanging Fund Shares" on page 36.



There is no sales charge for exchanges of Class B shares or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charge if a higher sales charge applies. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid. If you exchange Class B shares for Prime Shares of the Nationwide Money Market Fund, the time you hold the shares in the Nationwide Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Nationwide Money Market Fund, you will pay the sales charge that would have been charged if the shares had been sold at the time they were exchanged into the Nationwide Money Market Fund. If you exchange your Prime Shares of the Nationwide Money Market Fund back into Class B shares, the time you hold Class B shares prior to the exchange will be counted for purposes of calculating the CDSC.


HOW TO PLACE YOUR EXCHANGE ORDER


You can request an exchange of shares in writing, by fax or by phone or by on-line access (see "Buying Shares -- How to place your purchase order" on page 31 or the back cover for contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will be processed on the date NAS receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling NAS NOW, our automated voice-response system or by logging on to our website. You will have automatic exchange privileges unless you request not to on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days written notice to shareholders.


EXCESSIVE TRADING

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.


DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, each Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the fiscal year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

CHANGING YOUR DISTRIBUTION OPTION

If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution. [INSET BOX]


You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certificates are not accurate, or as may otherwise be required under the Internal Revenue Code.)


STATE AND LOCAL TAXES


Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES


Selling Fund shares for more than you paid for them give you a capital gain, which is subject to federal income tax. The amount of tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to sue this capital loss to offset any capital gains you have.


EXCHANGING FUND SHARES

Exchanging your shares of a Fund is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

         FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


LARGE CAP VALUE FUND


                                                                         PERIOD ENDED OCTOBER 31, 1999(A)
                                                             ---------------------------------------------------------
                                                                                                 INSTITUTIONAL SERVICE
                                                             CLASS A SHARES    CLASS B SHARES        CLASS SHARES
                                                             --------------    --------------    ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                          $ 10.00            $10.00               $10.00
  Net investment income (loss)                                     0.07             (0.02)                0.08
  Net realized gain (loss) and unrealized appreciation
     (depreciation)                                                0.32              0.27                 0.33
                                                                -------            ------               ------
     Total from investment operations                              0.39              0.25                 0.41
                                                                -------            ------               ------
  Dividends from net investment income                            (0.07)            (0.01)               (0.06)
     Total distributions                                          (0.07)            (0.01)               (0.06)
                                                                -------            ------               ------
  Net increase in net asset value                                  0.32              0.24                 0.35
                                                                -------            ------               ------
NET ASSET VALUE -- END OF PERIOD                                $ 10.32            $10.24               $10.35
                                                                =======            ======               ======
Total Return (excluding sales charges)                             3.86%             2.50%                4.05%
Ratios and supplemental data:
  Net Assets, end of period (000's)                             $25,883            $  155               $  755
  Ratio of expenses to average net assets(b)                       1.15%             1.90%                1.00%
  Ratio of expenses to average net assets*(b)                      1.87%             5.34%                4.21%
  Ratio of net investment income to average net assets(b)          0.85%            (0.13)%               0.77%
  Ratio of net investment income to average net assets*(b)         0.13%            (3.57)%              (2.44)%
  Portfolio turnover(c)                                          120.94%           120.94%              120.94%


---------------

*  Ratios calculated as if no fees were waived or expenses reimbursed.


(a) The Prestige Large Cap Value Fund commenced operations on November 2, 1998.



(b) Annualized.



(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

LARGE CAP GROWTH FUND


                                                                         PERIOD ENDED OCTOBER 31, 1999(A)
                                                             ---------------------------------------------------------
                                                                                                 INSTITUTIONAL SERVICE
                                                             CLASS A SHARES    CLASS B SHARES        CLASS SHARES
                                                             --------------    --------------    ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                          $ 10.00            $10.00               $10.00
  Net investment loss                                             (0.04)            (0.12)               (0.01)
  Net realized gain (loss) and unrealized appreciation
     (depreciation)                                                3.62              3.62                 3.61
                                                                -------            ------               ------
  Net increase in net asset value                                  3.58              3.50                 3.60
                                                                -------            ------               ------
NET ASSET VALUE -- END OF PERIOD                                $ 13.58            $13.50               $13.60
                                                                =======            ======               ======
Total Return (excluding sales charges)                            35.80%            35.00%               36.00%
Ratios and supplemental data:
  Net Assets, end of period (000's)                             $33,410            $1,179               $4,594
  Ratio of expenses to average net assets(b)                       1.20%             1.95%                1.05%
  Ratio of expenses to average net assets*(b)                      1.69%             5.26%                3.46%
  Ratio of net investment income to average net assets(b)         (0.27)%           (0.97)%              (0.09)%
  Ratio of net investment income to average net assets*(b)        (0.76)%           (4.28)%              (2.49)%
  Portfolio turnover(c)                                           65.27%            65.27%               65.27%


---------------

*  Ratios calculated as if no fees were waived or expenses reimbursed.


(a) The Prestige Large Cap Growth Fund commenced operations on November 2, 1998.



(b) Annualized.



(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         Financial Highlights

BALANCED FUND


                                                                         PERIOD ENDED OCTOBER 31, 1999(A)
                                                             ---------------------------------------------------------
                                                                                                 INSTITUTIONAL SERVICE
                                                             CLASS A SHARES    CLASS B SHARES        CLASS SHARES
                                                             --------------    --------------    ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                           $10.00            $10.00               $10.00
  Net investment income                                            0.22              0.13                 0.22
  Net realized gain (loss) and unrealized appreciation
     (depreciation)                                                1.12              1.12                 1.13
                                                                 ------            ------               ------
     Total from investment operations                              1.34              1.25                 1.35
                                                                 ------            ------               ------
  Dividends from net investment income                            (0.21)            (0.05)               (0.22)
  Net increase in net asset value                                  1.13              1.20                 1.13
                                                                 ------            ------               ------
NET ASSET VALUE -- END OF PERIOD                                 $11.13            $11.20               $11.13
                                                                 ======            ======               ======
Total Return (excluding sales charges)                            13.47%            12.54%               13.62%
Ratios and supplemental data:
  Net Assets, end of period (000's)                              $2,532            $2,107               $3,080
  Ratio of expenses to average net assets(b)                       1.10%             1.85%                0.95%
  Ratio of expenses to average net assets*(b)                      3.44%             4.25%                3.30%
  Ratio of net investment income to average net assets(b)          2.02%             1.25%                2.17%
  Ratio of net investment income to average net assets*(b)        (0.31)%           (0.15)%              (0.18)%
  Portfolio turnover(c)                                          205.14%           205.14%              205.14%


---------------

*  Ratios calculated as if no fees were waived or expenses reimbursed.


(a) The Prestige Balanced Fund commenced operations on November 2, 1998.



(b) Annualized.



(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

SMALL CAP FUND


                                                                         PERIOD ENDED OCTOBER 31, 1999(A)
                                                             ---------------------------------------------------------
                                                                                                 INSTITUTIONAL SERVICE
                                                             CLASS A SHARES    CLASS B SHARES        CLASS SHARES
                                                             --------------    --------------    ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                          $ 10.00            $10.00               $10.00
  Net investment income (loss)                                     0.03             (0.05)                0.04
  Net realized gain (loss) and unrealized appreciation
     (depreciation)                                                1.19              1.22                 1.19
                                                                -------            ------               ------
     Total from investment operations                              1.22              1.17                 1.23
                                                                -------            ------               ------
  Dividends from net investment income                            (0.03)               --                (0.03)
  Net increase in net asset value                                  1.19              1.17                 1.20
                                                                -------            ------               ------
NET ASSET VALUE -- END OF PERIOD                                $ 11.19            $11.17               $11.20
                                                                =======            ======               ======
Total Return (excluding sales charges)                            12.18%            11.70%               12.36%
Ratios and supplemental data:
  Net Assets, end of period (000's)                             $19,830            $  215               $1,759
  Ratio of expenses to average net assets(b)                       1.35%             2.10%                1.20%
  Ratio of expenses to average net assets*(b)                      2.24%             6.57%                4.87%
  Ratio of net investment income to average net assets(b)          0.29%            (0.46)%               0.39%
  Ratio of net investment income to average net assets*(b)        (0.61)%           (4.93)%              (3.27)%
  Portfolio turnover(c)                                           81.24%            81.24%               81.24%


---------------

*  Ratios calculated as if no fees were waived or expenses reimbursed.


(a) The Prestige Small Cap Fund commenced operations on November 2, 1998.



(b) Annualized.



(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         Financial Highlights

INTERNATIONAL FUND


                                                                         PERIOD ENDED OCTOBER 31, 1999(A)
                                                             ---------------------------------------------------------
                                                                                                 INSTITUTIONAL SERVICE
                                                             CLASS A SHARES    CLASS B SHARES        CLASS SHARES
                                                             --------------    --------------    ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                          $ 10.00            $10.00               $10.00
  Net investment income                                            0.11              0.07                 0.14
  Net realized gain (loss) and unrealized appreciation
     (depreciation)                                                1.62              1.90                 1.61
                                                                -------            ------               ------
     Total from investment operations                              1.73              1.97                 1.75
  Dividends from net investment income                            (0.08)            (0.01)               (0.08)
                                                                -------            ------               ------
     Net increase in net asset value                               1.65              1.96                 1.67
                                                                -------            ------               ------
NET ASSET VALUE -- END OF PERIOD                                $ 11.65            $11.96               $11.67
                                                                =======            ======               ======
Total Return (excluding sales charges)                            17.33%            16.58%               17.57%
Ratios and supplemental data:
  Net Assets, end of period (000's)                             $13,862            $   59               $  669
  Ratio of expenses to average net assets(b)                       1.30%             2.05%                1.25%
  Ratio of expenses to average net assets*(b)                      2.87%             7.59%                6.30%
  Ratio of net investment income to average net assets(b)          0.59%             0.62%                1.40%
  Ratio of net investment income to average net assets*(b)        (0.98)%           (4.91)%              (3.65)%
  Portfolio turnover(c)                                           27.72%            27.72%               27.72%


---------------

*  Ratios calculated as if no fees were waived or expenses reimbursed.


(a) The Prestige International Fund commenced operations on November 2, 1998.



(b) Annualized.



(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following document contains additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below.

- SAI (incorporated by reference into this Prospectus)


- Annual Report (which contains a discussion of the market conditions and investment strategies that significantly affect the Fund's performance)


- Semi-Annual Report (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Advisory Services, Inc.
P.O. Box 1492
Columbus, OH 43216-1492
(614) 249-8705 (fax)

Nationwide Logo

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:


1-800-848-0920 (toll free, 8 a.m. - 5 p.m. Eastern Time (Monday through Friday, except Thursday, in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time)).


FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)

Also, visit the Nationwide Family of Funds' website at www.nationwidefunds.com


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:


Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)


BY MAIL:

Securities and Exchange Commission
Public Reference Section

Washington, D.C. 20549-0102

(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495


NATIONWIDE FAMILY OF FUNDS
THREE NATIONWIDE PLAZA
COLUMBUS, OHIO 43215-2220



                                                                 PRSRT STD


                                                                 US POSTAGE


                                                                    PAID


                                                                CLEVELAND OH

                                                               PERMIT NO 2112


DC-3225-A